                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 16, 1999


                          CHANCELLOR MEDIA CORPORATION
               (Exact name of Registrant as specified in charter)

          DELAWARE                      0-21570                 75-2247099
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
     of incorporation)                                      identification no.)

                   CHANCELLOR MEDIA CORPORATION OF LOS ANGELES
               (Exact name of Registrant as specified in charter)

          DELAWARE                    333-32259                 75-2451687
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
     of incorporation)                                      identification no.)

                    1845 WOODALL RODGERS FREEWAY, SUITE 1300
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (214) 922-8700


                                   ----------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

             On August 14, 1998, Chancellor Media Corporation of Los Angeles ("CMCLA") entered into an agreement to sell WMVP-AM in Chicago, Illinois to ABC, Inc. ("ABC") for approximately $21.0 million in cash. CMCLA also entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM effective September 10, 1998. The sale of WMVP-AM was completed by the parties on April 16, 1999. The sales price was determined by CMCLA through arms-length negotiations with ABC.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (b) Unaudited Pro Forma Financial Information

             The unaudited Pro Forma Financial Information of Chancellor Media Corporation and Chancellor Media Corporation of Los Angeles begin on page P-1 following the signature page to this report.

             (c) Exhibits

2.54 Purchase Agreement between Chancellor Media Corporation of Los Angeles and ABC, Inc.*


----------

*To be filed by amendment.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHANCELLOR MEDIA CORPORATION
                                     CHANCELLOR MEDIA CORPORATION OF LOS ANGELES




Date:  May 3, 1999                   By: /s/ ANDREA ARCHER HULCY
                                       -----------------------------------------
                                         Andrea Archer Hulcy
                                         Vice President and Controller

                          CHANCELLOR MEDIA CORPORATION

                        PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma condensed combined financial statements of Chancellor Media Corporation, (together with its subsidiaries, the "Company") are presented using the purchase method of accounting for all acquisitions and reflect the combination of consolidated historical financial data of the Company and each of the companies acquired in the transactions completed by the Company during 1998 and 1999 and the elimination of the consolidated historical data of the stations disposed in the transactions completed by the Company during 1998 and 1999. The unaudited pro forma condensed combined balance sheet data at December 31, 1998 presents adjustments for the transactions completed in 1999 and the Pending Transactions, as if each such transaction had occurred at December 31, 1998. The unaudited pro forma condensed combined statement of operations data for the twelve months ended December 31, 1998 presents adjustments for the transactions completed by the Company in 1998 and 1999, the 1998 Financing Transactions and the Pending Transactions (excluding the acquisition of Petry Media Corporation), as if each such transaction occurred on January 1, 1998. The acquisition of Petry is excluded from the pro forma information included in this joint proxy statement/prospectus due to uncertainty regarding DOJ approval of the transaction. In the opinion of management of the Company, such information is not material to such pro forma presentations.

     The purchase method of accounting has been used in the preparation of the unaudited pro forma condensed combined financial statements. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the unaudited pro forma condensed combined financial statements, the purchase prices of the assets acquired have been allocated based primarily on information furnished by management of the acquired or to be acquired assets. The final allocation of the respective purchase prices of the assets acquired are determined a reasonable time after consummation of such transactions and are based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation; however, such allocations are not expected to differ materially from the preliminary amounts.

     In the opinion of the Company's management, all adjustments have been made that are necessary to present fairly the pro forma data.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the respective financial statements and related notes thereto of the Company which have previously been reported. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transactions reflected therein been consummated as of the dates indicated, or of the results of operations or financial positions for any future periods or dates.

                          CHANCELLOR MEDIA CORPORATION

                       UNAUDITED PRO FORMA BALANCE SHEET
                              AT DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                                                              CAPSTAR AS
                                                                                               ADJUSTED
                                                            PRO FORMA         COMPANY           FOR THE         PRO FORMA
                                                           ADJUSTMENTS      AS ADJUSTED    COMPLETED CAPSTAR   ADJUSTMENTS
                                            COMPANY          FOR THE          FOR THE         AND PENDING        FOR THE
                                          HISTORICAL        COMPLETED        COMPLETED          CAPSTAR          CAPSTAR
                                          AT 12/31/98    TRANSACTIONS(1)    TRANSACTIONS    TRANSACTIONS(2)      MERGER
                                          -----------    ---------------    ------------   -----------------   -----------
ASSETS:
Current assets..........................  $  424,811        $ 12,564         $  437,375       $  160,112       $       --
Property and equipment, net.............   1,388,156          18,168          1,406,324          260,006               --
Intangible assets, net..................   5,056,047         332,169          5,388,216        4,468,312        1,593,702(3)
Other assets............................     358,893              --            358,893           51,107         (150,000)(4)
                                          ----------        --------         ----------       ----------       ----------
        Total assets....................  $7,227,907        $362,901         $7,590,808       $4,939,537       $1,443,702
                                          ==========        ========         ==========       ==========       ==========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Current portion of long-term debt.......  $       --        $     --         $       --       $   29,834       $       --
Other current liabilities...............     236,618           2,585            239,203          120,090               --
                                          ----------        --------         ----------       ----------       ----------
        Total current liabilities.......     236,618           2,585            239,203          149,924               --
Long-term debt, excluding current
  portion...............................   4,096,000         307,962          4,403,962        2,019,176           83,487(3)
                                                                                                                 (150,000)(4)
Deferred tax liabilities................     453,134          42,858            495,992        1,198,129          319,069(3)
Other liabilities.......................      50,325             250             50,575              178               --
                                          ----------        --------         ----------       ----------       ----------
        Total liabilities...............   4,836,077         353,655          5,189,732        3,367,407          252,556
Redeemable preferred stock..............          --              --                 --          262,368           26,894(3)
STOCKHOLDERS' EQUITY:
Preferred stock.........................     409,500              --            409,500               --               --
Common stock............................       1,428              --              1,428            1,076             (543)(3)
Additional paid in capital..............   2,259,583              --          2,259,583        1,503,201          972,974(3)
Stock subscriptions receivable..........          --              --                 --           (2,694)              --
Unearned compensation...................          --              --                 --           (4,893)           4,893(3)
Accumulated deficit.....................    (278,681)          9,246           (269,435)        (186,928)         186,928(3)
                                          ----------        --------         ----------       ----------       ----------
        Total stockholders' equity......   2,391,830           9,246          2,401,076        1,309,762        1,164,252
                                          ----------        --------         ----------       ----------       ----------
        Total liabilities and
          stockholders' equity..........  $7,227,907        $362,901         $7,590,808       $4,939,537       $1,443,702
                                          ==========        ========         ==========       ==========       ==========

                                             COMPANY
                                           AS ADJUSTED
                                             FOR THE
                                            COMPLETED          PRO FORMA
                                           TRANSACTIONS     ADJUSTMENTS FOR
                                             AND THE          THE PENDING        COMPANY
                                          CAPSTAR MERGER    TRANSACTION(5)      PRO FORMA
                                          --------------    ---------------    -----------
ASSETS:
Current assets..........................   $   597,487          $    --        $   597,487
Property and equipment, net.............     1,666,330            1,771          1,668,101
Intangible assets, net..................    11,450,230           88,229         11,538,459
Other assets............................       260,000               --            260,000
                                           -----------          -------        -----------
        Total assets....................   $13,974,047          $90,000        $14,064,047
                                           ===========          =======        ===========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Current portion of long-term debt.......   $    29,834          $    --        $    29,834
Other current liabilities...............       359,293               --            359,293
                                           -----------          -------        -----------
        Total current liabilities.......       389,127               --            389,127
Long-term debt, excluding current
  portion...............................     6,356,625           90,000          6,446,625
Deferred tax liabilities................     2,013,190               --          2,013,190
Other liabilities.......................        50,753               --             50,753
                                           -----------          -------        -----------
        Total liabilities...............     8,809,695           90,000          8,899,695
Redeemable preferred stock..............       289,262               --            289,262
STOCKHOLDERS' EQUITY:
Preferred stock.........................       409,500               --            409,500
Common stock............................         1,961                               1,961
Additional paid in capital..............     4,735,758               --          4,735,758
Stock subscriptions receivable..........        (2,694)              --             (2,694)
Unearned compensation...................            --               --                 --
Accumulated deficit.....................      (269,435)              --           (269,435)
                                           -----------          -------        -----------
        Total stockholders' equity......     4,875,090               --          4,875,090
                                           -----------          -------        -----------
        Total liabilities and
          stockholders' equity..........   $13,974,047          $90,000        $14,064,047
                                           ===========          =======        ===========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                          CHANCELLOR MEDIA CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                                  PRO FORMA
                                                                 ADJUSTMENTS                        CAPSTAR AS
                                                                   FOR THE         COMPANY AS    ADJUSTED FOR THE    PRO FORMA
                                                    COMPANY        COMPANY          ADJUSTED        COMPLETED       ADJUSTMENTS
                                                   COMPLETED       AND THE          FOR THE        CAPSTAR AND        FOR THE
YEAR ENDED                           COMPANY     TRANSACTIONS     COMPLETED        COMPLETED     PENDING CAPSTAR      CAPSTAR
DECEMBER 31, 1998                   HISTORICAL   HISTORICAL(6)   TRANSACTIONS     TRANSACTIONS   TRANSACTIONS(14)     MERGER
-----------------                   ----------   -------------   ------------     ------------   ----------------   -----------
Gross revenues....................  $1,440,357     $261,292       $      --        $1,701,649       $ 728,742        $ (56,261)(15)
Less: agency commissions..........    (166,501)     (28,372)             --          (194,873)        (62,670)              --
                                    ----------     --------       ---------        ----------       ---------        ---------
Net revenues......................   1,273,856      232,920              --         1,506,776         666,072          (56,261)
Operating expenses excluding
 depreciation and amortization....     682,061      118,666              --           800,727         385,896           (4,400)(15)
Depreciation and amortization.....     446,338       51,201          22,736(7)        578,345         143,979          (49,425)(15)
                                                                     58,070(8)                                         281,222(16)
Corporate general and
 administrative...................      36,722       12,775            (570)(9)        48,927          28,963               --
Stock option compensation.........          --           --              --                --          21,401               --
Merger, nonrecurring and systems
 development expense..............      63,661        2,164          (2,164)(10)       63,661          57,892          (43,105)(17)
                                    ----------     --------       ---------        ----------       ---------        ---------
Operating income (loss)...........      45,074       48,114         (78,072)           15,116          27,941         (240,553)
Interest expense..................     217,136       13,762         131,973(11)       362,871         193,056          (10,600)(15)
                                                                                                                         1,750(18)
Interest income...................     (15,650)        (643)             --           (16,293)         (3,870)          10,600(15)
Gain on disposition of assets.....    (123,845)      (3,158)             --          (127,003)             --               --
Gain on disposition of
 representation contracts.........     (32,198)          --              --           (32,198)             --               --
Loss on investment in limited
 liability companies..............          --           --              --                --          28,565               --
Other (income) expense............      (3,221)        (692)             --            (3,913)          1,524               --
                                    ----------     --------       ---------        ----------       ---------        ---------
Income (loss) before income
 taxes............................       2,852       38,845        (210,045)         (168,348)       (191,334)        (242,303)
Income tax expense (benefit)......      33,751           --         (72,889)(12)      (39,138)        (58,889)         (87,301)(19)
Dividends and accretion on
 preferred stock of subsidiary....      17,601           --         (17,601)(13)           --          25,586               --
                                    ----------     --------       ---------        ----------       ---------        ---------
Net income (loss).................     (48,500)      38,845        (119,555)         (129,210)       (158,031)        (155,002)
Preferred stock dividends.........      25,670           --              --            25,670              --               --
                                    ----------     --------       ---------        ----------       ---------        ---------
Income (loss) attributable to
 common stockholders..............  $  (74,170)    $ 38,845       $(119,555)       $ (154,880)      $(158,031)       $(155,002)
                                    ==========     ========       =========        ==========       =========        =========
Basic and diluted income (loss)
 per common share.................  $    (0.54)                                    $    (1.12)
                                    ==========                                     ==========
Weighted average common shares
 outstanding(21)..................     137,979                                        137,979                           53,319
                                    ==========                                     ==========                        =========

                                       COMPANY
                                      PRO FORMA
                                     AS ADJUSTED
                                    FOR COMPLETED
                                    TRANSACTIONS        COMPANY
                                       AND THE         PRO FORMA
YEAR ENDED                             CAPSTAR          PENDING        COMPANY
DECEMBER 31, 1998                      MERGER       TRANSACTION(20)   PRO FORMA
-----------------                   -------------   ---------------   ----------
Gross revenues....................   $2,374,130         $12,052       $2,386,182
Less: agency commissions..........     (257,543)         (1,329)        (258,872)
                                     ----------         -------       ----------
Net revenues......................    2,116,587          10,723        2,127,310
Operating expenses excluding
 depreciation and amortization....    1,182,223           6,150        1,188,373
Depreciation and amortization.....      954,121           5,984          960,105
Corporate general and
 administrative...................       77,890              --           77,890
Stock option compensation.........       21,401              --           21,401
Merger, nonrecurring and systems
 development expense..............       78,448              --           78,448
                                     ----------         -------       ----------
Operating income (loss)...........     (197,496)         (1,411)        (198,907)
Interest expense..................      547,077           6,632          553,709
Interest income...................       (9,563)             --           (9,563)
Gain on disposition of assets.....     (127,003)             --         (127,003)
Gain on disposition of
 representation contracts.........      (32,198)             --          (32,198)
Loss on investment in limited
 liability companies..............       28,565              --           28,565
Other (income) expense............       (2,389)             --           (2,389)
                                     ----------         -------       ----------
Income (loss) before income
 taxes............................     (601,985)         (8,043)        (610,028)
Income tax expense (benefit)......     (185,328)         (3,378)        (188,706)
Dividends and accretion on
 preferred stock of subsidiary....       25,586              --           25,586
                                     ----------         -------       ----------
Net income (loss).................     (442,243)         (4,665)        (446,908)
Preferred stock dividends.........       25,670              --           25,670
                                     ----------         -------       ----------
Income (loss) attributable to
 common stockholders..............   $ (467,913)        $(4,665)      $ (472,578)
                                     ==========         =======       ==========
Basic and diluted income (loss)
 per common share.................   $    (2.45)                      $    (2.47)
                                     ==========                       ==========
Weighted average common shares
 outstanding(21)..................      191,298                          191,298
                                     ==========                       ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE COMPLETED TRANSACTIONS

     (1) Reflects the Completed Transactions that were completed after December 31, 1998 as follows:

                                                              PURCHASE PRICE ALLOCATION
                       --------------------------------------------------------------------------------------------------------
                                            PROPERTY AND                                DEFERRED
COMPLETED              PURCHASE   CURRENT    EQUIPMENT,    INTANGIBLE      CURRENT         TAX           OTHER      ACCUMULATED
TRANSACTIONS            PRICE     ASSETS        NET        ASSETS, NET   LIABILITIES   LIABILITIES    LIABILITIES     DEFICIT
------------           --------   -------   ------------   -----------   -----------   -----------    -----------   -----------
Outdoor
  Acquisitions(a)....  $ 45,204   $ 2,346     $18,335       $ 25,110       $  (337)     $     --         $(250)       $    --
Cleveland
  Acquisitions(b)....   283,758    10,218       2,047        309,903        (2,248)      (36,162)(c)        --             --
Chicago
  Disposition(d).....   (21,000)       --      (2,214)        (2,844)           --        (6,696)           --         (9,246)
                       --------   -------     -------       --------       -------      --------         -----        -------
                       $307,962   $12,564     $18,168       $332,169       $(2,585)     $(42,858)        $(250)       $(9,246)
                       ========   =======     =======       ========       =======      ========         =====        =======

                        FINANCING
                       -----------
                       INCREASE IN
COMPLETED               LONG-TERM
TRANSACTIONS              DEBT
------------           -----------
Outdoor
  Acquisitions(a)....    $ 45,204
Cleveland
  Acquisitions(b)....     283,758
Chicago
  Disposition(d).....     (21,000)
                         --------
                         $307,962
                         ========

-------------------------

          (a)
           Subsequent to January 1, 1999, the Company acquired approximately 4,500 outdoor display faces from Triumph Outdoor Holdings and certain affiliated companies ("Triumph") for approximately $37,006 in cash including working capital and acquired approximately 100 additional billboards and outdoor displays in various transactions for approximately $8,198. The outdoor acquisitions aggregate purchase price of $45,204 has been allocated to property and equipment and intangible assets based upon a preliminary appraisal for Triumph and historical information from prior outdoor acquisitions. The amounts allocated to property and equipment consist primarily of advertising structures with an estimated average life of 15 years. The amounts allocated to intangible assets represent goodwill with an estimated average life of 40 years.

          (b)
           On January 28, 1999, the Company acquired Wincom Broadcasting Corporation which owns WQAL-FM in Cleveland. The Company had previously been operating WQAL-FM under a time brokerage agreement effective October 1, 1998. On February 2, 1999, the Company acquired five additional radio stations in Cleveland including (i) WDOK-FM and WRMR-AM from Independent Group Limited Partnership, (ii) WZAK-FM from Zapis Communications and (iii) Zebra Broadcasting Corporation which owns WZJM-FM and WJMO-AM. The six Cleveland stations were acquired for an aggregate purchase price of $283,758 in cash including working capital, subject to certain adjustments. The Company has assumed that the historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price and are based on information provided by management of the respective companies acquired. The Company, on a preliminary basis, has allocated the intangible assets to broadcast licenses with an estimated average life of 15 years based upon historical information from prior radio acquisitions.

          (c)
           Reflects a deferred tax liability related to the difference between the financial statement carrying amount and the tax basis of assets acquired in the stock acquisitions of Wincom Broadcasting Corporation and Zebra Broadcasting Corporation.

          (d)
           On April 16, 1999, the Company sold WMVP-AM in Chicago to ABC, Inc. for $21,000 in cash. The Company had previously entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM effective September 10, 1998. The amounts allocated to accumulated deficit and deferred tax liabilities represent the estimated gain on the disposition of WMVP-AM of $15,942 net of taxes of $6,696.

ADJUSTMENTS TO THE UNAUDITED PRO FORMA BALANCE SHEET RELATED TO CAPSTAR AS ADJUSTED FOR THE COMPLETED CAPSTAR AND PENDING CAPSTAR TRANSACTIONS

     (2) The historical balance sheet of Capstar at December 31, 1998 and the pro forma adjustments related to the Completed Capstar and Pending Capstar Transactions are summarized below:

                                                                                                         CAPSTAR AS
                                      CAPSTAR         PRO FORMA       CAPSTAR AS       PRO FORMA      ADJUSTED FOR THE
                                     HISTORICAL    ADJUSTMENTS FOR   ADJUSTED FOR   ADJUSTMENTS FOR      COMPLETED
                                         AT         THE COMPLETED     COMPLETED       THE PENDING       CAPSTAR AND
                                    DECEMBER 31,       CAPSTAR         CAPSTAR          CAPSTAR       PENDING CAPSTAR
                                        1998       TRANSACTIONS(A)   TRANSACTIONS    TRANSACTIONS       TRANSACTIONS
                                    ------------   ---------------   ------------   ---------------   ----------------
ASSETS:
Current assets....................   $  150,084       $     --        $  150,084       $ 10,028(b)      $   160,112
Property and equipment, net.......      248,920         (1,758)          247,162         12,844(b)          260,006
Intangible assets, net............    4,240,378         (3,172)        4,237,206        231,106(b)        4,468,312
Other assets......................       23,620         19,924            43,544          7,563(b)           51,107
                                     ----------       --------        ----------       --------         -----------
         Total assets.............   $4,663,002       $ 14,994        $4,677,996       $261,541         $ 4,939,537
                                     ==========       ========        ==========       ========         ===========

LIABILITIES AND STOCKHOLDERS'
  EQUITY:
Current liabilities:
Current portion of long-term
  debt............................   $   29,834       $     --        $   29,834       $     --         $    29,834
Other current liabilities.........      114,127           (616)          113,511          6,579(b)          120,090
                                     ----------       --------        ----------       --------         -----------
         Total current
           liabilities............      143,961           (616)          143,345          6,579             149,924
Long-term debt, excluding current
  portion.........................    1,748,755         15,610         1,764,365        219,811(b)        2,019,176
                                                                                         35,000(c)
Deferred tax liabilities..........    1,163,156             --         1,163,156         34,973(b)        1,198,129
Other liabilities.................           --             --                --            178(b)              178
                                     ----------       --------        ----------       --------         -----------
         Total liabilities........    3,055,872         14,994         3,070,866        296,541           3,367,407
Redeemable preferred stock........      262,368             --           262,368             --             262,368

STOCKHOLDERS' EQUITY:
Common stock......................        1,076             --             1,076             --               1,076
Additional paid-in capital........    1,503,201             --         1,503,201             --           1,503,201
Stock subscriptions receivable....       (2,694)            --            (2,694)            --              (2,694)
Unearned compensation.............       (4,893)            --            (4,893)            --              (4,893)
Accumulated deficit...............     (151,928)            --          (151,928)       (35,000)(c)        (186,928)
                                     ----------       --------        ----------       --------         -----------
         Total stockholders'
           equity.................    1,344,762             --         1,344,762        (35,000)          1,309,762
                                     ----------       --------        ----------       --------         -----------
         Total liabilities and
           stockholders' equity...   $4,663,002       $ 14,994        $4,677,996       $261,541         $ 4,939,537
                                     ==========       ========        ==========       ========         ===========

-------------------------

(a) Reflects the Completed Capstar Transactions as follows:

                                                          PURCHASE PRICE ALLOCATION                     FINANCING
                                          ----------------------------------------------------------   -----------
                                                      PROPERTY
                                                        AND       INTANGIBLE                           INCREASE IN
COMPLETED CAPSTAR                         PURCHASE   EQUIPMENT,    ASSETS,      OTHER      CURRENT      LONG-TERM
TRANSACTIONS                               PRICE        NET          NET       ASSETS    LIABILITIES      DEBT
-----------------                         --------   ----------   ----------   -------   -----------   -----------
Radio Acquisitions(i)...................  $15,610     $ 5,057      $ 10,553    $    --      $ --         $15,610
Muzak Transaction(ii)...................       --      (6,815)      (13,725)    19,924       616              --
                                          -------     -------      --------    -------      ----         -------
         Total..........................  $15,610     $(1,758)     $ (3,172)   $19,924      $616         $15,610
                                          =======     =======      ========    =======      ====         =======

      (i) Subsequent to January 1, 1999, Capstar acquired 14 radio stations (11 FM and 3 AM) in three separate transactions for an aggregate purchase price of $15,610. The purchase price has been allocated to property and equipment and intangible assets based upon preliminary appraisals provided by the management of Capstar. Capstar previously operated all 14 of these stations under either time brokerage agreements or joint sales agreements.

     (ii) On March 18, 1999, Capstar contributed Muzak affiliate territories in Atlanta, Albany and Macon, Georgia and Ft. Myers, Florida to Muzak Holdings LLC in exchange for a 20.13% voting interest in Muzak Holdings LLC. The investment in Muzak Holdings LLC of $19,924 represents the book value of the net assets contributed, which approximates fair market value.

(b) Reflects the Pending Capstar Transactions as follows:

                                                               PURCHASE PRICE ALLOCATION
                                          -------------------------------------------------------------------
                                                                PROPERTY
                                                                  AND       INTANGIBLE
                                          PURCHASE   CURRENT   EQUIPMENT,    ASSETS,     OTHER      CURRENT
PENDING CAPSTAR TRANSACTIONS               PRICE     ASSETS      NET(I)      NET(II)     ASSETS   LIABILITIES
----------------------------              --------   -------   ----------   ----------   ------   -----------
Triathlon Acquisition(iii)..............  $199,923   $10,231    $16,204      $215,365    $   36     $(6,609)
Other Triathlon Transactions(v).........   (10,000)     (203)    (4,350)      (13,157)    7,527          30
Other Pending Capstar
 Transactions(vi).......................    29,888        --        990        28,898        --          --
                                          --------   -------    -------      --------    ------     -------
Total...................................  $219,811   $10,028    $12,844      $231,106    $7,563     $(6,579)
                                          ========   =======    =======      ========    ======     =======

                                           PURCHASE PRICE ALLOCATION      FINANCING
                                          ---------------------------   -------------
                                                                          INCREASE
                                           DEFERRED                     (DECREASE) IN
                                              TAX            OTHER        LONG-TERM
PENDING CAPSTAR TRANSACTIONS              LIABILITIES     LIABILITIES       DEBT
----------------------------              -----------     -----------   -------------
Triathlon Acquisition(iii)..............   $(34,973)(iv)     $(331)       $199,923
Other Triathlon Transactions(v).........         --            153         (10,000)
Other Pending Capstar
 Transactions(vi).......................         --             --          29,888
                                           --------          -----        --------
Total...................................   $(34,973)         $(178)       $219,811
                                           ========          =====        ========

-------------------------

(i) The amounts allocated to net property and equipment are based on preliminary appraisals provided by the management of Capstar.

(ii) Capstar, on a preliminary basis, has allocated the intangible assets to broadcast licenses and goodwill resulting from the recognition of deferred tax liabilities in connection with the Triathlon acquisition and are amortized on a straight-line basis over estimated average lives of 40 years. The amounts allocated to net intangible assets are preliminary and are based upon historical information from prior radio acquisitions.

(iii)On July 23, 1998, Capstar entered into an agreement to acquire Triathlon Broadcasting Company for an aggregate purchase price of approximately $199,923 which includes (a) the conversion of each outstanding share of each class of Triathlon common stock into the right to receive $13.00 in cash, resulting in cash payments of approximately $63,647; (b) the conversion of each outstanding depositary share of Triathlon, representing one-tenth interest in a share of Triathlon's 9% mandatory convertible preferred stock, into the right to receive $10.83 in cash, resulting in cash payments of approximately $63,182; (c) additional consideration ranging from $0.11 per depositary share to $0.37 per depositary share based upon the average closing price for Triathlon's common stock for the twenty days prior to the closing related to the settlement of a depositary shareholder lawsuit on February 12, 1999, resulting in cash payments of $642 (assuming $0.11 per share); (d) the conversion of each outstanding share of Triathlon's Series B convertible preferred stock into the right to receive $.01 in cash, resulting in cash payments of approximately $6; (e) the assumption of warrants, stock options, and stock appreciation rights with an estimated fair value of $2,712; (f) the assumption of long term debt of $62,496 and (g) estimated acquisition costs of $7,238. If the merger is not completed by April 30, 1999, subject to certain exceptions, the merger consideration to be paid to the Triathlon stockholders will increase by $0.125 per common share and $0.104 per depositary share every two weeks that lapse after April 30, 1999 until the merger is completed. Although there can be no assurances, the Company believes that the merger will be consummated on or before April 30, 1999. Triathlon operates 32 radio stations (22 FM and 10 AM) in six markets: Wichita, Kansas; Colorado Springs, Colorado; Lincoln, Nebraska; Omaha, Nebraska; Spokane, Washington; and Tri-Cities, Washington. Triathlon also owns Pinnacle Sports Productions, L.L.C., a regional sports network that controls the rights to the University of Nebraska football and other sports events.

(iv) Reflects a deferred tax liability related to the difference between the financial statement carrying amount and the tax basis of assets acquired in the stock acquisition of Triathlon.

(v) In order to consummate the acquisition of Triathlon, Capstar is required to dispose of KSPZ-FM (owned by Triathlon) in the Colorado Spring market; KNSS-AM (owned by Capstar Broadcasting) and KFH-AM, KEYN-FM, KQAM-AM and KWSJ-FM (owned by Triathlon) in the Wichita,

     Kansas market. Capstar has entered into an exchange agreement and an asset purchase agreement with Citadel Broadcasting Company wherein, upon consummation of the Triathlon acquisition, Capstar will exchange KSPZ-FM for KKLI-FM in Colorado Springs, Colorado and sell stations KTWK-AM and KVOR-AM in Colorado Springs, Colorado and KEYF-FM and KEYF-AM in Spokane, Washington (all of which are owned by Triathlon) for approximately $10,000 in cash. Capstar is actively seeking a purchaser of the Wichita, Kansas stations, but has not yet entered into a contract to sell the Wichita, Kansas stations. Upon consummation of the Triathlon Acquisition, the Wichita, Kansas stations will be placed in a trust pending the sale of the stations. Other assets includes $7,300 for the stations held in trust. Capstar will also contribute the Muzak affiliate territory in Omaha, Nebraska to be acquired as part of the Triathlon Acquisition to Muzak Holdings LLC in exchange for an additional 2.74% voting interest in Muzak Holdings LLC.

(vi) Other Pending Capstar Transactions include the acquisition of three FM stations, the disposition of 2 FM stations and the acquisition of LAN International, a software development company.

(c) Reflects additional bank borrowings of $35,000 required to finance estimated financial advisory and other fees to be incurred by Capstar in connection with the Merger.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE CAPSTAR MERGER

     (3) Merger Purchase Price Information. In connection with the Capstar merger, each outstanding share of Capstar common stock will be converted into the right to receive 0.4955 shares of the combined entity. For purposes of the unaudited pro forma condensed combined financial statements, the fair market value of common stock is calculated by using $44.75 per share which is based on the market price of Chancellor Media common stock on the announcement date of the Capstar merger on August 26, 1998. The aggregate purchase price is summarized below:

    EXCHANGE OF CAPSTAR COMMON STOCK:
    Shares of Capstar common stock outstanding..................  107,606,231
    Exchange ratio..............................................       0.4955
                                                                  -----------
    Shares of Chancellor Media common stock issued in connection
      with the Capstar merger...................................   53,318,887
                                                                  ===========
    AGGREGATE PURCHASE PRICE:
    Estimated fair value of common stock to be issued in
      connection with the Capstar merger (53,318,887 shares @
      $44.75 per share).........................................                $2,386,020
    Capstar debt and equity assumed at fair values:
      Long-term debt outstanding:
         Capstar Credit Facility................................    1,179,421
         12 3/4% Senior Discount Notes due 2009.................      228,774
         9 1/4% Senior Subordinated Notes due 2007..............      208,000
         10 3/4% Senior Subordinated Notes due 2006.............      333,519
         11 3/8% Senior Subordinated Notes due 2000.............          566
         Note payable to affiliate..............................      150,000
         Capital lease obligation and other notes payable.......        7,217
                                                                  -----------
      Total long-term debt outstanding..........................                 2,107,497
      12% senior exchangeable preferred stock...................                   136,371
      Series E 12 5/8% cumulative preferred stock...............                   152,891
      Stock options and warrants issued by Capstar..............                    90,688
    Financial advisors, legal, accounting and other transaction
      costs.....................................................                    25,000
                                                                                ----------
    Aggregate purchase price....................................                $4,898,467
                                                                                ==========

     To record the aggregate purchase price of the Capstar merger and eliminate certain Capstar historical balances as follows:

                                                           ELIMINATION
                                                            OF CAPSTAR
                                                            HISTORICAL
                                                             BALANCES
                                                           AS ADJUSTED
                                                             FOR THE
                                                            COMPLETED
                                                           CAPSTAR AND
                                              PURCHASE       PENDING        CAPSTAR
                                                PRICE        CAPSTAR        MERGER         NET
                                             ALLOCATION    TRANSACTIONS    FINANCING    ADJUSTMENT
                                             -----------   ------------   -----------   ----------
    Current assets.........................  $   160,112   $  (160,112)   $        --   $       --
    Property and equipment, net(a).........      260,006      (260,006)            --           --
    Intangible assets(a)...................    6,062,014    (4,468,312)            --    1,593,702
    Other assets...........................       51,107       (51,107)            --           --
    Current liabilities....................     (120,090)      120,090             --           --
    Long-term debt(b)......................           --     2,049,010     (2,132,497)     (83,487)
    Deferred tax liability(c)..............   (1,517,198)    1,198,129             --     (319,069)
    Other liabilities......................         (178)          178             --           --
    Redeemable preferred stock(d)..........           --       262,368       (289,262)     (26,894)
    Common stock(e)........................           --         1,076           (533)         543
    Additional paid-in capital(f)..........           --     1,503,201     (2,476,175)    (972,974)
    Stock subscription receivable..........        2,694        (2,694)            --           --
    Unearned compensation..................           --        (4,893)            --       (4,893)
    Accumulated deficit....................           --      (186,928)            --     (186,928)
                                             -----------   -----------    -----------   ----------
    Aggregate purchase price...............  $ 4,898,467   $        --    $(4,898,467)  $       --
                                             ===========   ===========    ===========   ==========

-------------------------

(a) The Company has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. The Company, on a preliminary basis, has allocated $4,544,816 of intangible assets to broadcast licenses with an estimated average life of 15 years and $1,517,198 to goodwill resulting from the recognition of deferred tax liabilities with an estimated average life of 15 years. This preliminary allocation is based upon historical information from prior radio acquisitions.

(b) Reflects the adjustment to record debt assumed or incurred by the Company including (i) the fair value of Capstar's long-term debt of $2,107,497 and (ii) additional bank borrowings of $25,000 required to finance estimated financial advisors, legal, accounting and other transaction costs.

(c) Reflects the adjustment to record a $1,517,198 deferred tax liability related to the difference between the financial statement carrying amount and the tax basis of Capstar acquired assets.

(d) Reflects the adjustment to record the estimated fair value of redeemable preferred stock to be assumed by the Company including (i) Capstar's 12% senior exchangeable preferred stock of $136,371 and (ii) Capstar's Series E cumulative exchangeable preferred stock of $152,891.

(e) Reflects 53,318,887 shares of Chancellor Media common stock at a par value of $0.01 to be issued in connection with the Capstar merger.

(f) Reflects additional paid-in capital of $2,385,487 related to 53,318,887 shares of Chancellor Media common stock issued in connection with the Capstar merger and the fair value of stock options and warrants assumed by Chancellor Media of $90,688. The fair value of the Capstar stock options and warrants was estimated using the Black-Scholes option pricing model and the Capstar merger exchange ratio of 0.4955 applied to Capstar's outstanding options and warrants and exercise prices.

        At December 31, 1998, Capstar had 3,998,144 options outstanding with an exercise prices ranging from $7.10 to $19.00 and 2,696,406 warrants outstanding with exercise prices ranging from $14.00 to $18.10.

     (4) Reflects the elimination of the $150,000 Capstar loan (as described on page P-11) in connection with the Capstar merger.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PENDING TRANSACTION

     (5) Reflects the Pending Transaction as follows:

                                                                      PURCHASE PRICE ALLOCATION                        FINANCING
                                                  ------------------------------------------------------------------   ----------
                                                                                                                        INCREASE
                                                               PROPERTY                                                (DECREASE)
                                                  PURCHASE/      AND       INTANGIBLE      DEFERRED                        IN
                                                   (SALES)    EQUIPMENT,    ASSETS,          TAX         ACCUMULATED   LONG-TERM
              PENDING TRANSACTION                   PRICE       NET(A)       NET(B)      LIABILITIES       DEFICIT        DEBT
              -------------------                 ---------   ----------   ----------   --------------   -----------   ----------
Phoenix Acquisition(c)..........................   $90,000      $1,771      $88,229        $    --         $    --      $90,000

-------------------------

(a) The Company has assumed that historical balances of net property and equipment to be acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by management of the respective companies to be acquired in the Pending Transaction.

(b) The Company, on a preliminary basis, has allocated the intangible assets to broadcast licenses with an estimated average life of 15 years. The amounts allocated to net intangible assets are preliminary and are based upon historical information from prior acquisitions.

(c) On September 15, 1998, the Company entered into an agreement to acquire KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc. for $90,000 in cash plus various other direct acquisition costs. The Company began operating KKFR-FM and KFYI-AM under a time brokerage agreement effective November 5, 1998.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS RELATED TO THE COMPLETED TRANSACTIONS HISTORICAL

(6) The Completed Transactions historical condensed combined statement of operations for the year ended December 31, 1998 are summarized below:

                                                                  ACQUISITIONS
                            -----------------------------------------------------------------------------------------
                                                           MARTIN AS
                                                          ADJUSTED FOR                                      OTHER
                             CAPSTAR/SFX                   COMPLETED       PRIMEDIA        WHITECO         OUTDOOR
                            TRANSACTIONS    WWDC-FM/AM       MARTIN       ACQUISITION    ACQUISITION    ACQUISITIONS
       YEAR ENDED            HISTORICAL     HISTORICAL    TRANSACTIONS    HISTORICAL      HISTORICAL     HISTORICAL
    DECEMBER 31, 1998       1/1-12/31 (A)   1/1-6/1 (B)   1/1-7/31 (C)   1/1-10/23 (D)   1/1-12/1 (E)   1/1-12/31 (F)
    -----------------       -------------   -----------   ------------   -------------   ------------   -------------
Gross revenues...........      $34,324        $4,273        $54,472         $12,797        $128,565        $ 7,022
Less: agency
 commissions.............       (4,302)         (528)        (5,768)         (3,358)         (8,973)        (2,319)
                               -------        ------        -------         -------        --------        -------
Net revenues.............       30,022         3,745         48,704           9,439         119,592          4,703
Operating expenses
 excluding depreciation
 and amortization........       18,464         2,158         23,751           5,363          60,587          3,983
Depreciation and
 amortization............       21,435            45         16,068           2,350          10,342            692
Corporate general and
 administrative..........           --            --            924           2,794           6,759          1,817
Profit participation
 fee.....................           --            --             --              --           2,164             --
                               -------        ------        -------         -------        --------        -------
Operating income
 (loss)..................       (9,877)        1,542          7,961          (1,068)         39,740         (1,789)
Interest expense.........           --            62         11,189           1,972              35            197
Interest income..........           --           (18)          (381)             --             (58)            (4)
Gain on disposition of
 assets..................           --            --             --              --              --         (3,158)
Other (income) expense...           --           (49)          (557)             24          (1,082)           105
                               -------        ------        -------         -------        --------        -------
Income (loss) before
 income taxes............       (9,877)        1,547         (2,290)         (3,064)         40,845          1,071
Income tax expense.......           --            --             --              --              --             --
                               -------        ------        -------         -------        --------        -------
Net income (loss)........       (9,877)        1,547         (2,290)         (3,064)         40,845          1,071
Preferred stock
 dividends...............           --            --             --              --              --             --
                               -------        ------        -------         -------        --------        -------
Income (loss)
 attributable to common
 stockholders............      $(9,877)       $1,547        $(2,290)        $(3,064)       $ 40,845        $ 1,071
                               =======        ======        =======         =======        ========        =======

                           ACQUISITIONS            DISPOSITIONS
                           -------------   ----------------------------
                                             WBAB-FM
                                             WBLI-FM
                             CLEVELAND       WGBB-AM         CHICAGO         COMPANY
                           ACQUISITIONS      WHFM-FM       DISPOSITION      COMPLETED
       YEAR ENDED           HISTORICAL      HISTORICAL     HISTORICAL      TRANSACTIONS
    DECEMBER 31, 1998      1/1-12/31 (G)   1/1-5/29 (H)   1/1-12/31 (I)     HISTORICAL
    -----------------      -------------   ------------   -------------    ------------
Gross revenues...........     $36,432        $(5,063)       $(11,530)        $261,292
Less: agency
 commissions.............      (4,859)           514           1,221          (28,372)
                              -------        -------        --------         --------
Net revenues.............      31,573         (4,549)        (10,309)         232,920
Operating expenses
 excluding depreciation
 and amortization........      20,962         (3,331)        (13,271)         118,666
Depreciation and
 amortization............         861             --            (592)          51,201
Corporate general and
 administrative..........         481             --              --           12,775
Profit participation
 fee.....................          --             --              --            2,164
                              -------        -------        --------         --------
Operating income
 (loss)..................       9,269         (1,218)          3,554           48,114
Interest expense.........         307             --              --           13,762
Interest income..........        (182)            --              --             (643)
Gain on disposition of
 assets..................          --                             --           (3,158)
Other (income) expense...         867             --              --             (692)
                              -------        -------        --------         --------
Income (loss) before
 income taxes............       8,277         (1,218)          3,554           38,845
Income tax expense.......          --             --              --               --
                              -------        -------        --------         --------
Net income (loss)........       8,277         (1,218)          3,554           38,845
Preferred stock
 dividends...............          --             --              --               --
                              -------        -------        --------         --------
Income (loss)
 attributable to common
 stockholders............     $ 8,277        $(1,218)       $  3,554         $ 38,845
                              =======        =======        ========         ========

---------------

(a) On February 20, 1998, the Company entered into an agreement to acquire from Capstar KTXQ-FM and KBFB-FM in Dallas/Ft. Worth, KODA-FM, KKRW-FM and KQUE-AM in Houston, KPLN-FM and KYXY-FM in San Diego and WDRV-FM, WJJJ-FM, WXDX-FM and WDVE-FM in Pittsburgh (collectively, the "Capstar/SFX Stations") for an aggregate purchase price of approximately $637,500 in a series of purchases and exchanges over a period of three years (the "Capstar/ SFX Transaction"). The Company also provided a loan to Capstar in the principal amount of $150,000 as part of the Capstar/SFX Transaction. The Capstar/SFX Stations were acquired by Capstar as part of Capstar's acquisition of SFX on May 29, 1998. This adjustment reflects the following aspects of the Capstar/SFX Transaction:

      (i) On May 29, 1998, the Company exchanged WAPE-FM and WFYV-FM in Jacksonville (valued at $53,000) for Capstar station KODA-FM in Houston. As part of the KODA-FM transaction, the Company also paid cash of $90,250 to the owners of KVET-AM, KVET-FM and KASE-FM, who simultaneously transferred such stations to Capstar. Thus, this adjustment records the results of operations of KODA-FM for the period January 1, 1998 to May 29, 1998. Chancellor entered into a time brokerage agreement to sell substantially all of the broadcast time of WAPE-FM and WFYV-FM effective July 1, 1996. Therefore, the results of operations of WAPE-FM and WFYV-FM are not included in the Company's historical condensed statement of operations for the year ended December 31, 1998.

      (ii)The Company began operating the remaining ten Capstar/SFX stations under time brokerage agreements effective May 29, 1998 pending the consummation of the Capstar merger. Thus, this adjustment records the results of operations of the ten Capstar/SFX stations and the related LMA fee payment to Capstar of $20,594 for the period January 1, 1998 to May 29, 1998.

      (iii)
          On February 1, 1999, the Company began operating WKNR-FM in Cleveland under a time brokerage agreement with Capstar, pending the consummation of the Capstar merger. WKNR-FM was acquired by Capstar as part of Capstar's acquisition of SFX on May 29, 1998. Therefore, in addition to the above items, this adjustment records the results of operations of WKNR-FM for the year ended December 31, 1998.

(b) On June 1, 1998, the Company acquired WWDC-FM/AM in Washington, D.C. from Capitol Broadcasting Company and its affiliates for $74,062 in cash (including $2,062 for the purchase of the stations' accounts receivable) plus various other direct acquisition costs.

(c) On July 31, 1998, the Company acquired Martin Media and certain affiliated companies for a total purchase price of $615,117 which consisted of $612,848 in cash including various other direct acquisition costs and the assumption of notes payable of $2,270. Martin is an outdoor advertising company with over 13,700 billboards and outdoor displays in 12 states serving 23 markets. As part of the Martin transaction, the Company acquired an asset purchase agreement with Kunz & Company and paid an additional $6,000 in cash for a purchase option deposit previously paid by Martin.

     Martin's historical condensed combined statements of operations for the year ended December 31, 1998 and pro forma adjustments related to the significant transactions completed by Martin prior to the acquisition of Martin (the "Completed Martin Transactions") are summarized below.

                                                                   OTHER        PRO FORMA         MARTIN AS
                                                                 COMPLETED     ADJUSTMENTS         ADJUSTED
                                                    MARTIN         MARTIN        FOR THE             FOR
                                                  ACQUISITION   ACQUISITIONS    COMPLETED         COMPLETED
                                                  HISTORICAL     HISTORICAL       MARTIN            MARTIN
          YEAR ENDED DECEMBER 31, 1998             1/1-7/31     1/1-7/31(I)    TRANSACTIONS      TRANSACTIONS
          ----------------------------            -----------   ------------   ------------      ------------
Gross revenues..................................    $52,345        $2,127         $   --           $54,472
Less: agency commissions........................     (5,612)         (156)            --            (5,768)
                                                    -------        ------         ------           -------
Net revenues....................................     46,733         1,971             --            48,704
Operating expenses excluding depreciation and
  amortization..................................     22,845           906             --            23,751
Depreciation and amortization...................     14,694            88          1,286(ii)        16,068
Corporate general and administrative............      2,919            --         (1,995)(iii)         924
                                                    -------        ------         ------           -------
Operating income................................      6,275           977            709             7,961
Interest expense................................     10,781            --            408(iv)        11,189
Interest income.................................       (381)           --             --              (381)
Other (income) expense..........................       (571)           14             --              (557)
                                                    -------        ------         ------           -------
Net income (loss)...............................    $(3,554)       $  963         $  301           $(2,290)
                                                    =======        ======         ======           =======

-------------------------

  (i) Prior to July 31, 1998, Martin acquired approximately 1,636 billboards and outdoor displays in various transactions for approximately $12,246.

  (ii) Reflects the adjustment to record incremental amortization of $1,286 for the period January 1, 1998 to July 31, 1998 related to the Completed Martin Transactions based upon an estimated average life of 5 years used by Martin for intangible assets. Historical depreciation expense of the Completed Martin Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

  (iii)On July 31, 1997, Martin paid $6,000 to Kunz for an option to purchase approximately 1,000 display faces from its Kunz Outdoor Advertising division for $33,289 in cash plus various other direct acquisition costs. Martin began operating these 1,000 display faces under a management agreement effective July 31, 1997. Pursuant to the management agreement, Martin paid a management fee of $285 per month to Kunz. Reflects the elimination of management fees paid by Martin to Kunz of $1,995 for the period January 1, 1998 through July 31, 1998.

  (iv) Reflects the adjustment to increase interest expense by $408 in connection with the consummation of the Completed Martin Transactions based upon additional bank borrowings of $12,246 at 8.5%.

(d) On October 23, 1998, the Company acquired Primedia Broadcast Group, Inc. and certain of its affiliates, which own and operate eight FM stations in Puerto Rico, for a purchase price of $75,619 including various other direct acquisition costs.

(e) On December 1, 1998, the Company acquired the assets and working capital of the outdoor advertising division of Whiteco Industries, Inc., including approximately 22,500 billboards and outdoor displays in 34 states, for $981,698 in cash including various other direct acquisition costs.

(f) Other outdoor acquisitions consist of (i) approximately 670 billboards and outdoor displays acquired in 1998 for approximately $23,582; (ii) approximately 4,500 outdoor display faces acquired from Triumph for approximately $37,006 in cash including working capital in January and February 1999 and (iii) approximately 100 additional billboards and outdoor displays acquired for approximately $8,198 subsequent to January 1, 1999.

(g) On January 28, 1999, the Company acquired Wincom Broadcasting Corporation which owns WQAL-FM in Cleveland. The Company had previously been operating WQAL-FM under a time brokerage agreement effective October 1, 1998. On February 2, 1999, the Company acquired five additional radio stations in Cleveland including (i) WDOK-FM and WRMR-AM from Independent Group Limited Partnership, (ii) WZAK-FM from Zapis Communications and (iii) Zebra Broadcasting Corporation which owns WZJM-FM and WJMO-AM. The six Cleveland stations were acquired for an aggregate purchase price of $283,758 in cash including working capital, subject to certain adjustments.

(h) Chancellor began programming WBAB-FM, WBLI-FM, WGBB-AM and WHFM-FM in Long Island under a time brokerage agreement effective July 1, 1996. On May 29, 1998, as part of the Capstar/ SFX Transaction, the Company's time brokerage agreements regarding the Long Island properties were terminated. The Company's historical condensed statement of operations for the year ended December 31, 1998 includes the results of operations of WBAB-FM, WBLI-FM, WGBB-AM and WHFM-FM in Long Island for January 1, 1998 through May 29, 1998.

(i) On April 16, 1999, the Company sold WMVP-AM in Chicago to ABC, Inc. for $21,000 in cash. The Company entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM effective September 10, 1998.

(7) Reflects incremental amortization related to the Completed Transactions and is based on the following allocation to intangible assets:

                                                                                                                 ADJUSTMENT
                                                      INCREMENTAL                                  HISTORICAL     FOR NET
                                                      AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    INCREASE
             YEAR ENDED DECEMBER 31, 1998              PERIOD(A)     ASSETS, NET     EXPENSE        EXPENSE      (DECREASE)
             ----------------------------             ------------   -----------   ------------   ------------   ----------
   Denver Acquisition(b)............................    1/1-1/30     $   24,589      $   137        $    --       $   137
   Bonneville Option(b).............................     1/1-4/3        186,349        3,209             --         3,209
   KODA-FM(b).......................................    1/1-5/29         93,294        2,574            656         1,918
   WWDC-FM/AM(b)....................................     1/1-6/1         64,338        1,799             --         1,799
   Martin Acquisitions(c)...........................    1/1-7/31        264,803        6,618         12,994        (6,376)
   Other 1998 Outdoor Acquisitions(c)...............    1/1-8/31          8,782          146             --           146
   Primedia Acquisition(b)..........................   1/1-10/23         69,361        3,763          1,765         1,998
   Kunz Option(c)...................................   1/1-11/13         13,414          292             --           292
   Whiteco Acquisition(c)...........................    1/1-12/1        212,044        4,874          5,826          (952)
   Other 1999 Outdoor Acquisitions(c)...............   1/1-12/31         25,110          628            162           466
   Cleveland Acquisitions(b)........................   1/1-12/31        309,903       20,660            561        20,099
                                                                     ----------      -------        -------       -------
           Total....................................                 $1,271,987      $44,700        $21,964       $22,736
                                                                     ==========      =======        =======       =======

-------------------------

     (a) The incremental amortization period represents the period of the year that the acquisition was not completed. Actual amortization may differ based upon final purchase price allocations.

     (b) Intangible assets for the radio acquisitions consist primarily of FCC licenses which are amortized on a straight-line basis over an estimated average life of 15 years.

     (c) Intangible assets for the outdoor acquisitions consist primarily of goodwill which is amortized on a straight-line basis over an estimated average life of 40 years, except for the acquisition of Martin which includes non-compete agreements of $27,000 which are amortized on a straight-line basis over 5 years. The Martin goodwill of $237,803 includes $98,042 resulting from the recognition of deferred tax liabilities.

(8) Historical depreciation expense of the completed radio acquisitions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation may differ based upon final purchase price allocations. The following adjustments reflect incremental depreciation related to the completed outdoor acquisitions and are based on the following allocation to property and equipment:

                                                   INCREMENTAL     PROPERTY AND                    HISTORICAL    ADJUSTMENT
                                                   DEPRECIATION     EQUIPMENT,     DEPRECIATION   DEPRECIATION    FOR NET
            YEAR ENDED DECEMBER 31, 1998            PERIOD(A)         NET(A)        EXPENSE(A)      EXPENSE       INCREASE
            ----------------------------           ------------   --------------   ------------   ------------   ----------
   Martin Acquisition............................    1/1-7/31       $  431,253       $16,771         $3,074       $13,697
   Kunz Option...................................   1/1-11/13           26,849         1,556             --         1,556
   Other 1998 Outdoor Acquisitions...............   1/1-11/17           14,815           734             --           734
   Whiteco Acquisition...........................    1/1-12/1          748,940        45,907          4,516        41,391
   Other 1999 Outdoor Acquisitions...............   1/1-12/31           18,335         1,222            530           692
                                                                    ----------       -------         ------       -------
           Total.................................                   $1,240,192       $66,190         $8,120       $58,070
                                                                    ==========       =======         ======       =======

     --------------------

     (a) Property and equipment consists primarily of advertising structures and is depreciated on a straight-line basis over an estimated average 15 year life. The incremental depreciation period represent the period of the year that the acquisition was not completed.

(9) Reflects the elimination of management fees paid by the Company to Kunz of $570 for the period August 1, 1998 through September 30, 1998 in connection with the Kunz Option.

(10) Reflects the elimination of the profit participation fee paid by Whiteco to Metro Management Associates of $2,164 for the year ended December 31, 1998.

(11) Reflects the adjustment to interest expense in connection with the consummation of the Completed Transactions, the Company's 1998 Equity Offering completed on March 13, 1998, the repurchase of CMCLA's 12% exchange debentures on June 10, 1998, the repurchase of CMCLA's 12 1/4% exchange debentures on August 19, 1998, the offering by CMCLA of the 9% Notes on September 30, 1998 and the offering by CMCLA of the 8% Senior Notes on November 17, 1998:

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                                     1998
                                                                 ------------
   Additional bank borrowings related to completed
     acquisitions..............................................   $2,292,899
                                                                  ==========
   Interest expense at 7.0%....................................   $  123,693
   Less: historical interest expense related to completed
     acquisitions..............................................      (13,762)
                                                                  ----------
   Net increase in interest expense............................      109,931
   Reduction in interest expense on bank debt related to the
     application of net proceeds of the following at 7.0%:
     Proceeds from the March 13, 1998 equity offering used to
        reduce bank borrowings by $673,000.....................       (9,553)
     CMCLA 9% Senior Subordinated Notes issuance on September
        30, 1998 for net proceeds of $730,000..................      (38,325)
     CMCLA 8% Senior Notes issuance on November 17, 1998 for
        net proceeds of $730,000...............................      (44,996)
   Interest expense on borrowings of $262,495 to finance the
     repurchase of CMCLA's 12% exchange debentures on June 10,
     1998......................................................        8,167
   Interest expense on borrowings of $143,836 to finance the
     repurchase of CMCLA's 12 1/4% exchange debentures on
     August 19, 1998...........................................        6,405
   Interest expense on CMCLA's $750,000 9% Senior Subordinated
     Notes issued September 30, 1998...........................       50,625
   Interest expense on CMCLA's $750,000 8% Senior Notes issued
     November 17, 1998.........................................       52,833
   Elimination of historical interest expense on the CMCLA 12%
     Subordinated Exchange Debentures from May 13, 1998 through
     June 10, 1998.............................................       (1,976)
   Elimination of historical interest expense on the CMCLA
     12 1/4% Subordinated Exchange Debentures from July 23,
     1998 through August 19, 1998..............................       (1,138)
                                                                  ----------
   Total adjustment for net increase in interest expense.......   $  131,973
                                                                  ==========

(12) Reflects the tax effect of the pro forma adjustments.

(13) Reflects the elimination of preferred stock dividends on the 12% Preferred Stock and the 12 1/4% Preferred Stock of $17,601 for the year ended December 31, 1998, in connection with the exchange of the 12% Preferred Stock and 12 1/4% Preferred Stock into 12% Debentures and 12 1/4% Debentures, respectively, and the subsequent repurchase of all the 12% Debentures and 12 1/4% Debentures.

ADJUSTMENTS TO CAPSTAR'S HISTORICAL CONDENSED STATEMENT OF OPERATIONS RELATED TO THE COMPLETED CAPSTAR TRANSACTIONS

(14) Capstar's historical condensed statement of operations for the year ended December 31, 1998 and pro forma adjustments related to the Completed and Pending Capstar Transactions is summarized below:

                                                                       PRO FORMA       CAPSTAR                       PRO FORMA
                                                                      ADJUSTMENTS    AS ADJUSTED                    ADJUSTMENTS
                                                        COMPLETED       FOR THE        FOR THE         PENDING        FOR THE
                                                         CAPSTAR       COMPLETED      COMPLETED        CAPSTAR        PENDING
YEAR ENDED                                CAPSTAR     TRANSACTIONS      CAPSTAR        CAPSTAR      TRANSACTIONS      CAPSTAR
DECEMBER 31, 1998                        HISTORICAL   HISTORICAL(A)   TRANSACTIONS   TRANSACTIONS   HISTORICAL(L)   TRANSACTIONS
-----------------                        ----------   -------------   ------------   ------------   -------------   ------------
Gross revenues........................    $568,050      $ 120,176       $     --      $ 688,226       $ 40,516        $     --
Less: agency commissions..............     (50,583)        (8,026)            --        (58,609)        (4,061)             --
                                          --------      ---------       --------      ---------       --------        --------
Net revenues..........................     517,467        112,150             --        629,617         36,455              --
Operating expenses excluding
  depreciation and amortization.......     304,565         57,874             --        362,439         23,457              --
Depreciation and amortization.........      96,207         10,953         27,033(B)     134,193          5,307           4,479(M)
Corporate general and administrative..      23,678          3,208             --         26,886          2,077              --
Stock option compensation.............      21,260         74,199        (74,199)(C)     21,260            141              --
LMA fees..............................       4,103            697         (4,800)(D)         --             --              --
Other nonrecurring costs..............      12,970         35,318        (11,255)(E)     20,433          2,459          35,000(N)
                                                                         (16,600)(F)
                                          --------      ---------       --------      ---------       --------        --------
Operating income (loss)...............      54,684        (70,099)        79,821         64,406          3,014         (39,479)
Interest expense......................     121,145         31,569         19,957(G)     172,671          6,433          13,952(O)
Interest income.......................      (3,423)          (380)            --         (3,803)           (67)             --
Loss on investments in limited
  liability companies.................      28,565             --             --         28,565             --              --
Other (income) expense................         183          3,311         (3,163)(H)        331          1,193              --
                                          --------      ---------       --------      ---------       --------        --------
Income (loss) before income taxes.....     (91,786)      (104,599)        63,027       (133,358)        (4,545)        (53,431)
Income tax expense (benefit)..........     (24,317)           210        (14,760)(I)    (38,867)            --         (20,022)(P)
Dividends and accretion on preferred
  stock of subsidiary.................                                    17,264(J)
                                            21,987             --        (13,665)(K)     25,586             --              --
                                          --------      ---------       --------      ---------       --------        --------
Net income (loss).....................     (89,456)      (104,809)        74,188       (120,077)        (4,545)        (33,409)
Preferred stock dividends.............          --         17,264        (17,264)(J)         --          5,507          (5,507)(Q)
                                          --------      ---------       --------      ---------       --------        --------
Income (loss) attributable to common
  stockholders........................    $(89,456)     $(122,073)      $ 91,452      $(120,077)      $(10,052)       $(27,902)
                                          ========      =========       ========      =========       ========        ========

                                          CAPSTAR
                                        AS ADJUSTED
                                          FOR THE
                                         COMPLETED
                                          CAPSTAR
                                        AND PENDING
YEAR ENDED                                CAPSTAR
DECEMBER 31, 1998                       TRANSACTIONS
-----------------                       ------------
Gross revenues........................   $ 728,742
Less: agency commissions..............     (62,670)
                                         ---------
Net revenues..........................     666,072
Operating expenses excluding
  depreciation and amortization.......     385,896
Depreciation and amortization.........     143,979
Corporate general and administrative..      28,963
Stock option compensation.............      21,401
LMA fees..............................          --
Other nonrecurring costs..............      57,892
                                         ---------
Operating income (loss)...............      27,941
Interest expense......................     193,056
Interest income.......................      (3,870)
Loss on investments in limited
  liability companies.................      28,565
Other (income) expense................       1,524
                                         ---------
Income (loss) before income taxes.....    (191,334)
Income tax expense (benefit)..........     (58,889)
Dividends and accretion on preferred
  stock of subsidiary.................
                                            25,586
                                         ---------
Net income (loss).....................    (158,031)
Preferred stock dividends.............          --
                                         ---------
Income (loss) attributable to common
  stockholders........................   $(158,031)
                                         =========

(A) The detail of the historical financial data of the stations to be acquired or disposed of in the Completed Transactions by Capstar for the year ended December 31, 1998 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                                                  OTHER           OTHER
                                 PATTERSON         SFX             SFX          COMPLETED       COMPLETED
                                ACQUISITION    ACQUISITION    TRANSACTIONS       CAPSTAR         CAPSTAR
          YEAR ENDED            HISTORICAL     HISTORICAL      HISTORICAL      TRANSACTIONS    TRANSACTIONS
      DECEMBER 31, 1998         1/1-1/29(I)   1/1-5/29(II)    1/1-5/29(III)   HISTORICAL(IV)    HISTORICAL
      -----------------         -----------   -------------   -------------   --------------   ------------
Gross revenues................    $ 3,853       $ 141,369       $(24,457)        $  (589)       $ 120,176
Less: agency commissions......       (350)        (16,692)         5,430           3,586           (8,026)
                                  -------       ---------       --------         -------        ---------
Net revenues..................      3,503         124,677        (19,027)          2,997          112,150
Operating expenses excluding
  depreciation and
  amortization................      2,523          78,235        (26,309)          3,425           57,874
Depreciation and
  amortization................        497          17,668         (4,875)         (2,337)          10,953
Corporate general and
  administrative..............        171           3,069             --             (32)           3,208
Stock option compensation.....         --          74,199             --              --           74,199
LMA fees......................         --             697             --              --              697
Other nonrecurring costs......         --          35,318             --              --           35,318
                                  -------       ---------       --------         -------        ---------
Operating income (loss).......        312         (84,509)        12,157           1,941          (70,099)
Interest expense..............        645          30,867             (4)             61           31,569
Interest income...............         --            (352)            --             (28)            (380)
Other expense.................      3,163              --            145               3            3,311
                                  -------       ---------       --------         -------        ---------
Income (loss) before income
  taxes.......................     (3,496)       (115,024)        12,016           1,905         (104,599)
Income tax expense............         --             210             --              --              210
                                  -------       ---------       --------         -------        ---------
Net income (loss).............     (3,496)       (115,234)        12,016           1,905         (104,809)
Preferred stock dividends.....         --          17,264             --              --           17,264
                                  -------       ---------       --------         -------        ---------
Income (loss) attributable to
  common stockholders.........    $(3,496)      $(132,498)      $ 12,016         $ 1,905        $(122,073)
                                  =======       =========       ========         =======        =========

---------------

(i) In January 1998, Capstar acquired 39 radio stations (25 FM and 14 AM) from Patterson Broadcasting, Inc. for approximately $227,186 in cash.

(ii) On May 29, 1998, Capstar acquired SFX, a radio broadcasting company which owned 81 radio stations (60 FM and 21 AM) and operated two additional radio stations (1 FM and 1 AM) under time brokerage or joint sales agreements (the "SFX Acquisition"). The acquisition was effected through the merger of a wholly owned subsidiary of Capstar with and into SFX, with SFX surviving the merger as a wholly owned subsidiary of Capstar. The total consideration paid for all of the outstanding common equity interest of SFX was approximately $1,279,656, including direct costs of the acquisition. In connection with the SFX Acquisition, Capstar assumed (a) long-term debt with a fair value of $812,436 which included $313,000 of borrowings outstanding under the SFX senior credit facility, $450,000 of 10 3/4% Senior subordinated notes at a fair value of $497,458, $566 of 11 3/8% Senior subordinated notes and other notes payable of $1,412 and
      (b) 2,392,022 shares of Series E Cumulative Exchangeable Preferred Stock with a fair value of $283,605, including accrued and unpaid interest of $13,754.

(iii) Other SFX transactions include the following transactions related to stations acquired by Capstar from SFX on May 29, 1998:

     (a)In connection with the Capstar/SFX Transaction (as defined at 6(a)), Capstar entered into a time brokerage agreement with the Company to sell substantially all of the broadcasting time of ten of the SFX stations (9 FM and 1 AM) acquired by Capstar effective May 29, 1998 pending consummation of the Capstar Merger. Reflects the adjustment to eliminate the results of operations of the SFX stations operated by the Company under time brokerage agreements and to record the related LMA fee revenue of $20,594 for the period January 1, 1998 to May 29, 1998.

     (b)In connection with the SFX Merger, Capstar was required to dispose of certain stations acquired from SFX due to governmental restrictions on multiple station ownership. On May 29, 1998,

        Capstar completed the following disposition and exchange transactions to comply with the multiple ownership rules:

          -the sale of one FM station in Houston, Texas to HBC Houston, Inc. for approximately $54,000;

          -the sale of four radio stations (3 FM and 1 AM) in Long Island, New
           York to Cox Radio, Inc for approximately $46,000;

          -the sale of four radio stations (3 FM and 1 AM) in Greenville, South
           Carolina to Clear Channel Radio, Inc. for approximately $35,000;

          -the sale of one FM station in Daytona Beach, Florida to Clear Channel
           Metroplex, Inc. for approximately $11,500;

          -the assignment of four radio stations (2 FM and 2 AM) in Fairfield, Connecticut with an aggregate fair market value of $15,000 to a trust pending the sale to a third party; and

          -the exchange of KODA-FM in Houston, Texas to the Company for two FM stations in Jacksonville, Florida (valued at $53,000) and $90,250 in cash, which was used by Capstar to acquire three stations (2 FM and 1
           AM) in Austin, Texas through a qualified intermediary.

      Reflects the adjustment to eliminate the results of operations of the SFX stations disposed by Capstar and to record the results of operations for the stations received in the exchange transaction for the period January 1, 1998 to May 29, 1998.

     (c)On February 1, 1999, Capstar entered into a time brokerage agreement with the Company to sell substantially all of the broadcast time of WKNR-FM in Cleveland, which was acquired by Capstar as part of the SFX Merger on May 29, 1998. Reflects the adjustment to eliminate the results of operations of WKNR-FM for the year ended December 31, 1998.

(iv) Reflects the historical results of operations for various other completed Capstar Transactions which include the acquisition of 56 radio stations (39 FM and 17 AM) for approximately $203,470 in cash; the disposition of 15 radio stations (10 FM and 5 AM) for approximately $99,620 in cash; the exchange of 2 radio stations (1 FM and 1 AM) for 2 radio stations (1 FM and 1 AM) and the contribution of Muzak affiliate territories in Atlanta, Albany and Macon, Georgia and Ft. Myers, Florida in exchange for a 20.13% voting interest in Muzak Holdings LLC.

(B) Reflects incremental amortization related to the Completed Transactions and is based on the following allocation to intangible assets:

                                      INCREMENTAL                                  HISTORICAL    ADJUSTMENT
        COMPLETED TRANSACTIONS        AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
     YEAR ENDED DECEMBER 31, 1998      PERIOD(I)     ASSETS, NET     EXPENSE        EXPENSE       INCREASE
     ----------------------------     ------------   -----------   ------------   ------------   ----------
   Patterson Acquisition............    1/1-1/29     $  268,219      $   540        $   356       $   184
   SFX Acquisition..................    1/1-5/29      3,194,742       33,057          9,515        23,542
   Other Completed Capstar
     Transactions...................     Various        219,936        3,314              7         3,307
                                                     ----------      -------        -------       -------
                                                     $3,682,897      $36,911        $ 9,878       $27,033
                                                     ==========      =======        =======       =======

---------------

      (i) The incremental amortization period represents the period of the year that the acquisition was not completed. Intangible assets are amortized on a straight-line basis over estimated average lives of 40 years. Actual amortization may differ based upon final purchase price allocations.

(C) Reflects the elimination of non-recurring transaction-related compensation expense of $74,199 attributable to the voluntary settlement of the outstanding options, SARs and unit purchase options by SFX in connection with Capstar's acquisition of SFX.

(D) Reflects the elimination of $4,800 of time brokerage (LMA) fees of which $4,103 were paid by Capstar and $697 by SFX related to acquired radio stations that were previously operated under time brokerage agreements.

(E) Reflects the elimination of non-recurring transaction-related charges of $11,255 recorded by SFX in connection with Capstar's acquisition of SFX and the spin-off of SFX Entertainment. These charges consist primarily of legal, accounting and regulatory fees.

(F) Reflects the elimination of the consent solicitation payments to the holders of the 10 3/4% Senior Subordinated Notes due 2006 and series E cumulative preferred stock of SFX incurred in connection with the spin-off of SFX Entertainment of $16,600. The spin-off of SFX Entertainment was consummated in April 1998.

(G) Reflects the adjustment to interest expense in connection with the consummation of the Completed Capstar Transactions:

                                                                     YEAR ENDED
                                                                  DECEMBER 31, 1998
                                                                  -----------------
  Additional bank borrowings related to completed
    acquisitions..............................................       $1,721,380
  Reduction of bank borrowings related to completed
    dispositions..............................................         (239,958)
                                                                     ----------
                                                                     $1,481,422
                                                                     ==========
  Interest expense at 8.00%...................................       $   43,293
  Less: historical interest expense related to completed
    transactions..............................................           31,569
                                                                     ----------
  Net increase in interest expense............................           11,724
  Reduction in interest expense related to the following:
    Purchase of $76,808 principal amount of 13 1/4% Capstar
       Radio Notes on March 30, 1998..........................           (2,544)
    Proceeds from issuance of common stock to affiliates used
       to reduce bank borrowings by $634,102 at 8.0%..........           (8,473)
    Proceeds from the May 29, 1998 equity offering used to
       reduce bank borrowings by $551,308 at 8.0%.............          (18,254)
    Redemption of $154,000 principal amount of 10 3/4% CCI
       Notes at fair value on July 3, 1998....................           (7,866)
    Redemption of $1,866 principal amount of 10 3/4% CCI Notes
       at fair value on July 10, 1998.........................              (99)
  Interest expense on borrowings of $90,200 to finance the
    repurchase of $76,808 principal amount of 13 1/4% Capstar
    Radio Notes on March 30, 1998.............................            1,804
  Interest expense on borrowings of $313,000 made on May 29,
    1998 to finance the payoff of the credit facility assumed
    as part of the SFX transaction............................           10,364
  Interest expense, including amortization of premiums, on
    assumption of $450,000 principal amount of 10 3/4% SFX
    Notes on May 29, 1998.....................................           18,716
  Interest expense on assumption of $566 principal amount of
    11 3/8% SFX Notes on May 29, 1998.........................               27
  Interest expense on $150,000 12% note payable to the Company
    issued on May 29, 1998....................................            7,450
  Interest expense on borrowings of $172,800 to finance the
    redemption of $154,000 principal amount of 10 3/4% CCI
    Notes on July 3, 1998.....................................            7,027
  Interest expense on borrowings of $1,915 to finance the
    redemption of $1,866 principal amount of 10 3/4% CCI Notes
    on July 10, 1998..........................................               81
                                                                     ----------
  Total adjustment for net increase in interest expense.......       $   19,957
                                                                     ==========

(H) Adjustment represents the elimination of $3,163 of transaction expenses recorded by Patterson in connection with Capstar's acquisition of Patterson.

(I)   Reflects the tax effect of the pro forma adjustments.

(J) Reclassification of SFX's historical preferred stock dividends of $17,264 to Capstar's dividends on preferred stock of subsidiaries.

(K) Reflects the elimination of a portion of the redeemable preferred stock dividends related to the SFX Merger and the subsequent redemption of $119,600 and $500 liquidation preference on July 3, 1998 and July 10, 1998, respectively, of the series E 12 5/8% cumulative preferred stock of SFX as follows:

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
       Dividends on Series C 6% redeemable preferred stock
        redeemed as part of the SFX Merger on May 29,
        1998................................................    $   (112)
       Dividends on Series D 6 1/2% cumulative convertible
        exchangeable preferred stock redeemed as part of the
        SFX Merger on May 29, 1998..........................      (5,841)
       Dividends on Series E 12 5/8% cumulative preferred
        stock of $119,500 and $500 for the period January 1,
        1998 to the redemption dates of July 3, 1998 and
        July 10, 1998, respectively.........................      (7,712)
                                                                --------
       Total adjustment for net decrease in dividends and
        accretion...........................................    $(13,665)
                                                                ========

ADJUSTMENTS TO CAPSTAR'S HISTORICAL CONDENSED STATEMENT OF OPERATIONS RELATED TO THE PENDING CAPSTAR TRANSACTIONS

(L) The detail of the historical financial data of the stations to be acquired or disposed of in the Pending Capstar Transactions for the year ended December 31, 1998 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                                                                OTHER
                                                                OTHER          PENDING        PENDING
                                               TRIATHLON      TRIATHLON        CAPSTAR        CAPSTAR
                                               HISTORICAL    TRANSACTIONS   TRANSACTIONS    TRANSACTIONS
YEAR ENDED DECEMBER 31, 1998                  1/1-12/31(A)   1/1-12/31(B)   HISTORICAL(C)    HISTORICAL
----------------------------                  ------------   ------------   -------------   ------------
Gross revenues.............................     $45,025        $(6,098)        $ 1,589        $ 40,516
Less: agency commissions...................      (4,442)           456             (75)         (4,061)
                                                -------        -------         -------        --------
Net revenues...............................      40,583         (5,642)          1,514          36,455
Operating expenses excluding depreciation
  and amortization.........................      26,727         (3,996)            726          23,457
Depreciation and amortization..............       4,794             --             513           5,307
Corporate general and administrative.......       2,077             --              --           2,077
Non-cash compensation......................         141             --              --             141
Other nonrecurring costs...................          --             --           2,459           2,459
                                                -------        -------         -------        --------
Operating income (loss)....................       6,844         (1,646)         (2,184)          3,014
Interest expense...........................       5,994             --             439           6,433
Interest income............................         (67)            --              --             (67)
Other (income) expense.....................       1,193             --              --           1,193
                                                -------        -------         -------        --------
Net income (loss)..........................        (276)        (1,646)         (2,623)         (4,545)
Preferred stock dividends..................       5,507             --              --           5,507
                                                -------        -------         -------        --------
Income (loss) attributable to common
  stockholders.............................     $(5,783)       $(1,646)        $(2,623)       $(10,052)
                                                =======        =======         =======        ========

---------------

(a) On July 23, 1998, Capstar entered into an agreement to acquire Triathlon Broadcasting Company for an aggregate purchase price of approximately $199,923 which includes (a) the conversion of each outstanding share of each class of Triathlon common stock into the right to receive $13.00 in cash, resulting in cash payments of approximately $63,647; (b) the conversion of each outstanding depositary share of Triathlon, representing one-tenth interest in a share of Triathlon's 9% mandatory convertible preferred stock, into the right to receive $10.83 in cash, resulting in cash payments of approximately $63,182; (c) additional consideration ranging from $0.11 per depositary share to $0.37 per depositary share based upon the average closing price for Triathlon's common stock for the twenty days prior to the closing related to the settlement of a depositary shareholder lawsuit on February 12, 1999, resulting in cash payments of $642 (assuming $0.11 per share); (d) the conversion of each outstanding share of Triathlon's Series B convertible preferred stock into the right to receive $.01 in cash, resulting in cash payments of approximately $6; (e) the assumption of warrants, stock options, and stock appreciation rights with an estimated fair value of $2,712; (f) the assumption of long term debt of $62,496 and
     (g) estimated acquisition costs of $7,238. If the merger is not completed by April 30, 1999, subject to certain exceptions, the merger consideration to be paid to the Triathlon stockholders will increase by $0.125 per common share and $0.104 per depositary share every two weeks that lapse after April 30, 1999 until the merger is completed. Although there can be no assurances, the Company believes that the merger will be consummated on or before April 30, 1999. Triathlon operates 32 radio stations (22 FM and 10
     AM) in six markets: Wichita, Kansas; Colorado Springs, Colorado; Lincoln, Nebraska; Omaha, Nebraska; Spokane, Washington; and Tri-Cities, Washington. Triathlon also owns Pinnacle Sports Productions, L.L.C., a regional sports network that controls the rights to the University of Nebraska football and other sports events.

(b) In order to consummate the acquisition of Triathlon, Capstar is required to dispose of KSPZ-FM (owned by Triathlon) in the Colorado Spring market; KNSS-AM (owned by Capstar Broadcasting) and KFH-AM, KEYN-FM, KQAM-AM and KWSJ-FM (owned by Triathlon) in the Wichita, Kansas market. Capstar has entered into an exchange agreement and an asset purchase agreement with Citadel Broadcasting Company wherein, upon consummation of the Triathlon acquisition, Capstar will exchange KSPZ-FM for KKLI-FM in Colorado Springs, Colorado and sell stations KTWK-AM and KVOR-AM in Colorado Springs, Colorado and KEYF-FM and KEYF-AM in Spokane, Washington (all of which are owned by Triathlon) for approximately $10,000 in cash. Capstar is actively seeking a purchaser of the Wichita, Kansas stations, but has not yet entered into a contract to sell the Wichita, Kansas stations. Upon consummation of the Triathlon Acquisition, the Wichita, Kansas stations will be placed in a trust pending the sale of the stations. Other assets includes $7,300 for the stations held in trust. Capstar will also contribute the Muzak affiliate territory in Omaha, Nebraska to be acquired as part of the Triathlon Acquisition to Muzak Holdings LLC in exchange for an additional 2.74% voting interest in Muzak Holdings LLC.

(c) Other Pending Capstar Transactions includes the acquisition of three FM stations, the disposition of 2 AM stations and the acquisition of LAN International, a software development company.

(M) Reflects incremental amortization related to the Pending Capstar Transactions and is based on the following allocation to intangible assets:

                                  INCREMENTAL                                  HISTORICAL    ADJUSTMENT
   PENDING CAPSTAR TRANSACTIONS   AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
   YEAR ENDED DECEMBER 31, 1998    PERIOD(I)     ASSETS, NET    EXPENSE(I)      EXPENSE       INCREASE
   ----------------------------   ------------   -----------   ------------   ------------   ----------
   Triathlon Acquisition........   1/1-12/31      $215,365        $5,384         $3,408        $1,976
   Other Triathlon
     Transactions...............     Various       (13,157)         (329)            --          (329)
   Other Pending Capstar
     Transactions...............     Various        29,352         3,298            466         2,832
                                                  --------        ------         ------        ------
                                                  $231,560        $8,353         $3,874        $4,479
                                                  ========        ======         ======        ======

      ---------------------

      (i) The incremental amortization period represents the period of the year that the acquisition was not completed. Intangible assets of $231,560 consist of broadcast licenses of $196,587 and goodwill of $34,973 resulting from the recognition of deferred tax liabilities in connection with the Triathlon Acquisition and are amortized on a straight-line basis over estimated average lives of 40 years.

(N) Reflects the adjustment to record estimated expenses of $35,000 for financial advisory and other fees to be incurred by Capstar in connection with the Merger.

(O) Reflects the adjustment to interest expense in connection with the consummation of the Pending Capstar Transactions:

                                                                     YEAR
                                                                    ENDED
                                                                 DECEMBER 31,
                                                                     1998
                                                                 ------------
   Interest expense on additional bank borrowings related to
     pending acquisitions of $219,811 at 8.0%..................    $17,585
   Interest expense on additional bank borrowings related to
     estimated financial advisors, legal, accounting and other
     professional fees of $35,000 at 8.0%......................      2,800
   Less: historical interest expense of the stations to be
     acquired in the Pending Capstar Transactions..............     (6,433)
                                                                   -------
   Total adjustment for net increase in interest expense.......    $13,952
                                                                   =======

(P)  Reflects the tax effect of the pro forma adjustments.

(Q) Reflects the elimination of Triathlon's preferred stock dividends of $5,507 for the year ended December 31, 1998. The Triathlon preferred stock will be redeemed in connection with Capstar's acquisition of Triathlon in 1999.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS RELATED TO THE CAPSTAR MERGER

(15) Reflects the elimination of intercompany transactions between the Company and Capstar for the Company's media representation services provided to Capstar, Capstar's participation in the Company's AMFM Radio Networks, fees paid by the Company to Capstar under time brokerage agreements and interest on Capstar's note payable to the Company of $150,000 for the year ended December 31, 1998.

(16) Reflects incremental amortization related to the Capstar merger and is based on the allocation of the total consideration as follows:

                                                                 YEAR ENDED
                                                              DECEMBER 31, 1998
                                                              -----------------
Amortization expense on $6,062,014 additional intangible
  assets, which includes $4,544,816 of intangible assets and
  $1,517,198 resulting from the recognition of deferred tax
  liabilities amortized on a straight-line basis over a
  period of 15 years........................................      $ 404,134
Less: Historical amortization expense.......................       (122,912)
                                                                  ---------
Adjustment for net increase in amortization expense.........      $ 281,222
                                                                  =========

     Historical depreciation expense of Capstar is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(17) Reflects the elimination of $43,105 of financial advisory and other expenses of Capstar in connection with the Merger, including $8,105 recorded by Capstar in 1998 and additional estimated expenses of $35,000 to be incurred by Capstar in 1999.

(18) Reflects the adjustment to record interest expense of $1,750 on additional bank borrowings related to estimated financial advisors, legal, accounting and other professional fees of $25,000 at 7.0%.

(19) Reflects the tax effect of the pro forma adjustments.

ADJUSTMENTS TO UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE PENDING TRANSACTION

(20) The detail of the historical financial data of the company to be acquired in the Pending Transaction for the year ended December 31, 1998 has been obtained from the historical financial statements of the respective companies and is summarized below:

                                                                            PRO FORMA
                                                             PHOENIX       ADJUSTMENTS      COMPANY
                                                           ACQUISITION       FOR THE       PRO FORMA
                       YEAR ENDED                           HISTORICAL       PENDING        PENDING
                   DECEMBER 31, 1998                      1/1 - 12/31(A)   TRANSACTION    TRANSACTION
                   -----------------                      --------------   ------------   ------------
Gross revenues..........................................     $12,052         $     --       $12,052
Less: agency commissions................................      (1,329)              --        (1,329)
                                                             -------         --------       -------
Net revenues............................................      10,723               --        10,723
Operating expenses excluding depreciation and
  amortization..........................................       6,150               --         6,150
Depreciation and amortization...........................         188            5,796(b)      5,984
Corporate general and administrative....................          --               --            --
                                                             -------         --------       -------
Operating income (loss).................................       4,385           (5,796)       (1,411)
Interest expense........................................         332            6,300(c)      6,632
Interest income.........................................          --               --            --
Other (income) expense..................................          --               --            --
                                                             -------         --------       -------
Income (loss) before income taxes.......................       4,053          (12,096)       (8,043)
Income tax expense (benefit)............................          --           (3,378)(d)    (3,378)
                                                             -------         --------       -------
Net income (loss).......................................     $ 4,053         $ (8,718)      $(4,665)
                                                             =======         ========       =======

-------------------------

(a) On September 15, 1998, the Company entered into an agreement to acquire KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc. for $90,000 in cash. The Company began operating KKFR-FM and KFYI-AM under a time brokerage agreement effective November 5, 1998.

(b) Reflects incremental amortization related to the assets acquired in the Pending Transaction and is based on the allocation of the total consideration as follows:

PENDING TRANSACTION             INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
YEAR ENDED                      AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
DECEMBER 31, 1998                PERIOD(I)        NET        EXPENSE(I)      EXPENSE       INCREASE
-------------------             ------------   ----------   ------------   ------------   ----------
Phoenix Acquisition...........   1/1-12/31      $88,229        $5,882          $ 86         $5,796
                                                -------        ------          ----         ------

-------------------------

       (i)
         Intangible assets are amortized on a straight-line basis over an estimated average 15 year life. The incremental amortization period represents the period of the year that the acquisition was not completed.

     Historical depreciation expense of the Pending Transaction is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(c) Reflects the adjustment to interest expense in connection with the consummation of the Pending Transaction:

                                                                  YEAR
                                                                 ENDED
                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
Additional bank borrowings related to:
  Pending Acquisition.......................................    $ 90,000
                                                                --------
  Interest expense at 7.0%..................................    $  6,300
                                                                ========

(d)  Reflects the tax effect of the pro forma adjustments.

(21) The pro forma combined loss per common share data is computed by dividing pro forma loss attributable to common stockholders by the weighted average common shares assumed to be outstanding. A summary of shares used in the pro forma combined loss per common share calculation follows:

                                                                YEAR ENDED
                                                             DECEMBER 31, 1998
                                                             -----------------
Historical weighted average shares outstanding..............      137,979
Incremental weighted average shares relating to:
  53,318,887 shares of Common Stock to be issued in
     connection with the Capstar merger.....................       53,319
                                                                  -------
Shares used in the pro forma combined earnings per share
  calculation...............................................      191,298
                                                                  =======

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

                        PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma condensed combined financial statements of Chancellor Media Corporation of Los Angeles ("CMCLA" and, together with its subsidiaries, the "Company") are presented using the purchase method of accounting for all acquisitions and reflect the combination of consolidated historical financial data of the Company and each of the companies acquired in the transactions completed by the Company during 1998 and 1999 and the elimination of the consolidated historical data of the stations disposed in the transactions completed by the Company during 1998 and 1999. The unaudited pro forma condensed combined balance sheet data at December 31, 1998 presents adjustments for the transactions completed in 1999 and the Pending Transactions, as if each such transaction had occurred at December 31, 1998. The unaudited pro forma condensed combined statement of operations data for the twelve months ended December 31, 1998 presents adjustments for the transactions completed by the Company in 1998 and 1999, the 1998 Financing Transactions and the Pending Transactions (excluding the acquisition of Petry Media Corporation), as if each such transaction occurred on January 1, 1998. The acquisition of Petry is excluded from the pro forma information included in this prospectus due to uncertainty regarding DOJ approval of the transaction. In the opinion of management of the Company, such information is not material to such pro forma presentations.

     The purchase method of accounting has been used in the preparation of the unaudited pro forma condensed combined financial statements. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the unaudited pro forma condensed combined financial statements, the purchase prices of the assets acquired have been allocated based primarily on information furnished by management of the acquired or to be acquired assets. The final allocation of the respective purchase prices of the assets acquired are determined a reasonable time after consummation of such transactions and are based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation; however, such allocations are not expected to differ materially from the preliminary amounts.

     In the opinion of the Company's management, all adjustments have been made that are necessary to present fairly the pro forma data.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the respective financial statements and related notes thereto of the Company which have previously been reported. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transactions reflected therein been consummated as of the dates indicated, or of the results of operations or financial positions for any future periods or dates.

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

                       UNAUDITED PRO FORMA BALANCE SHEET
                              AT DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                             PRO FORMA         COMPANY
                                                            ADJUSTMENTS      AS ADJUSTED        PRO FORMA
                                             COMPANY          FOR THE          FOR THE       ADJUSTMENTS FOR
                                           HISTORICAL        COMPLETED        COMPLETED        THE PENDING       COMPANY
                                           AT 12/31/98    TRANSACTIONS(1)    TRANSACTIONS    TRANSACTION(2)     PRO FORMA
                                           -----------    ---------------    ------------    ---------------    ----------
ASSETS:
Current assets...........................  $  424,811        $ 12,564         $  437,375         $    --        $  437,375
Property and equipment, net..............   1,388,156          18,168          1,406,324           1,771         1,408,095
Intangible assets, net...................   5,056,047         332,169          5,388,216          88,229         5,476,445
Other assets.............................     358,893              --            358,893              --           358,893
                                           ----------        --------         ----------         -------        ----------
          Total assets...................  $7,227,907        $362,901         $7,590,808         $90,000        $7,680,808
                                           ==========        ========         ==========         =======        ==========
LIABILITIES AND STOCKHOLDER'S EQUITY:
Current liabilities......................  $  236,618        $  2,585         $  239,203         $    --        $  239,203
Long-term debt, excluding current
  portion................................   4,096,000         307,962          4,403,962          90,000         4,493,962
Deferred tax liabilities.................     453,134          42,858            495,992              --           495,992
Other liabilities........................      50,325             250             50,575              --            50,575
                                           ----------        --------         ----------         -------        ----------
          Total liabilities..............   4,836,077         353,655          5,189,732          90,000         5,279,732
STOCKHOLDER'S EQUITY:
Common stock.............................           1              --                  1                                 1
Additional paid in capital...............   2,670,510              --          2,670,510              --         2,670,510
Accumulated deficit......................    (278,681)          9,246           (269,435)             --          (269,435)
                                           ----------        --------         ----------         -------        ----------
          Total stockholder's equity.....   2,391,830           9,246          2,401,076              --         2,401,076
                                           ----------        --------         ----------         -------        ----------
          Total liabilities and
            stockholder's equity.........  $7,227,907        $362,901         $7,590,808         $90,000        $7,680,808
                                           ==========        ========         ==========         =======        ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                                     PRO FORMA
                                                                    ADJUSTMENTS
                                                                      FOR THE          COMPANY AS
                                                       COMPANY        COMPANY           ADJUSTED         COMPANY
                                                      COMPLETED       AND THE           FOR THE         PRO FORMA
YEAR ENDED                              COMPANY     TRANSACTIONS     COMPLETED         COMPLETED         PENDING        COMPANY
DECEMBER 31, 1998                      HISTORICAL   HISTORICAL(3)   TRANSACTIONS      TRANSACTIONS   TRANSACTION(11)   PRO FORMA
-----------------                      ----------   -------------   ------------      ------------   ---------------   ----------
Gross revenues.......................  $1,440,357     $261,292       $      --         $1,701,649        $12,052       $1,713,701
Less: agency commissions.............    (166,501)     (28,372)             --           (194,873)        (1,329)        (196,202)
                                       ----------     --------       ---------         ----------        -------       ----------
Net revenues.........................   1,273,856      232,920              --          1,506,776         10,723        1,517,499
Operating expenses excluding
  depreciation and amortization......     682,061      118,666              --            800,727          6,150          806,877
Depreciation and amortization........     446,338       51,201          22,736(4)         578,345          5,984          584,329
                                                                        58,070(5)
Corporate general and
  administrative.....................      36,722       12,775            (570)(6)         48,927             --           48,927
Non-cash and non-recurring charges...      63,661        2,164          (2,164)(7)         63,661             --           63,661
                                       ----------     --------       ---------         ----------        -------       ----------
Operating income (loss)..............      45,074       48,114         (78,072)            15,116         (1,411)          13,705
Interest expense.....................     217,136       13,762         131,973(8)         362,871          6,632          369,503
Interest income......................     (15,650)        (643)             --            (16,293)            --          (16,293)
Gain on disposition of assets........    (123,845)      (3,158)             --           (127,003)            --         (127,003)
Gain on disposition of representation
  contracts..........................     (32,198)          --              --            (32,198)            --          (32,198)
Other (income) expense...............      (3,221)        (692)             --             (3,913)            --           (3,913)
                                       ----------     --------       ---------         ----------        -------       ----------
Income (loss) before income taxes....       2,852       38,845        (210,045)          (168,348)        (8,043)        (176,391)
Income tax expense (benefit).........      33,751           --         (79,433)(9)        (45,682)        (3,378)         (49,060)
                                       ----------     --------       ---------         ----------        -------       ----------
Net income (loss)....................     (30,899)      38,845        (130,612)          (122,666)        (4,665)        (127,331)
Preferred stock dividends............      17,601           --         (17,601)(10)            --             --               --
                                       ----------     --------       ---------         ----------        -------       ----------
Income (loss) attributable to common
  stock..............................  $  (48,500)    $ 38,845       $(113,011)        $ (122,666)       $(4,665)      $ (127,331)
                                       ==========     ========       =========         ==========        =======       ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE COMPLETED TRANSACTIONS

     (1) Reflects the Completed Transactions that were completed after December 31, 1998 as follows:

                                                              PURCHASE PRICE ALLOCATION
                       --------------------------------------------------------------------------------------------------------
                                            PROPERTY AND                                DEFERRED
COMPLETED              PURCHASE   CURRENT    EQUIPMENT,    INTANGIBLE      CURRENT         TAX           OTHER      ACCUMULATED
TRANSACTIONS            PRICE     ASSETS        NET        ASSETS, NET   LIABILITIES   LIABILITIES    LIABILITIES     DEFICIT
------------           --------   -------   ------------   -----------   -----------   -----------    -----------   -----------
Outdoor
  Acquisitions(a)....  $ 45,204   $ 2,346     $18,335       $ 25,110       $  (337)     $     --         $(250)       $    --
Cleveland
  Acquisitions(b)....   283,758    10,218       2,047        309,903        (2,248)      (36,162)(c)        --             --
Chicago
  Disposition(d).....   (21,000)       --      (2,214)        (2,844)           --        (6,696)           --         (9,246)
                       --------   -------     -------       --------       -------      --------         -----        -------
                       $307,962   $12,564     $18,168       $332,169       $(2,585)     $(42,858)        $(250)       $(9,246)
                       ========   =======     =======       ========       =======      ========         =====        =======

                        FINANCING
                       -----------
                       INCREASE IN
COMPLETED               LONG-TERM
TRANSACTIONS              DEBT
------------           -----------
Outdoor
  Acquisitions(a)....    $ 45,204
Cleveland
  Acquisitions(b)....     283,758
Chicago
  Disposition(d).....     (21,000)
                         --------
                         $307,962
                         ========

-------------------------

      (a) Subsequent to January 1, 1999, the Company acquired approximately 4,500 outdoor display faces from Triumph Outdoor Holdings and certain affiliated companies ("Triumph") for approximately $37,006 in cash including working capital and acquired approximately 100 additional billboards and outdoor displays in various transactions for approximately $8,198. The outdoor acquisitions aggregate purchase price of $45,204 has been allocated to property and equipment and intangible assets based upon a preliminary appraisal for Triumph and historical information from prior outdoor acquisitions. The amounts allocated to property and equipment consist primarily of advertising structures with an estimated average life of 15 years. The amounts allocated to intangible assets represent goodwill with an estimated average life of 40 years.

      (b) On January 28, 1999, the Company acquired Wincom Broadcasting Corporation which owns WQAL-FM in Cleveland. The Company had previously been operating WQAL-FM under a time brokerage agreement effective October 1, 1998. On February 2, 1999, the Company acquired five additional radio stations in Cleveland including (i) WDOK-FM and WRMR-AM from Independent Group Limited Partnership, (ii) WZAK-FM from Zapis Communications and (iii) Zebra Broadcasting Corporation which owns WZJM-FM and WJMO-AM. The six Cleveland stations were acquired for an aggregate purchase price of $283,758 in cash including working capital, subject to certain adjustments. The Company has assumed that the historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price and are based on information provided by management of the respective companies acquired. The Company, on a preliminary basis, has allocated the intangible assets to broadcast licenses with an estimated average life of 15 years based upon historical information from prior radio acquisitions.

      (c) Reflects a deferred tax liability related to the difference between the financial statement carrying amount and the tax basis of assets acquired in the stock acquisitions of Wincom Broadcasting Corporation and Zebra Broadcasting Corporation.

      (d) On April 16, 1999, the Company sold WMVP-AM in Chicago to ABC, Inc. for $21,000 in cash. The Company had previously entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM effective September 10, 1998. The amounts allocated to accumulated deficit and deferred tax liabilities represent the gain on the disposition of WMVP-AM of $15,942 net of taxes of $6,696.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PENDING TRANSACTION

     (2) Reflects the Pending Transaction as follows:

                                                                   PURCHASE PRICE ALLOCATION        FINANCING
                                                              -----------------------------------   ---------
                                                                           PROPERTY                 INCREASE
                                                                             AND       INTANGIBLE      IN
                                                              PURCHASE    EQUIPMENT,    ASSETS,     LONG-TERM
                    PENDING TRANSACTION                         PRICE       NET(A)       NET(B)       DEBT
                    -------------------                       ---------   ----------   ----------   ---------
Phoenix Acquisition(c)......................................   $90,000      $1,771      $88,229      $90,000

-------------------------

(a) The Company has assumed that historical balances of net property and equipment to be acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by management of the respective companies to be acquired in the Pending Transaction.

(b) The Company, on a preliminary basis, has allocated the intangible assets to broadcast licenses with an estimated average life of 15 years. The amounts allocated to net intangible assets are preliminary and are based upon historical information from prior acquisitions.

(c) On September 15, 1998, the Company entered into an agreement to acquire KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc. for $90,000 in cash plus various other direct acquisition costs. The Company began operating KKFR-FM and KFYI-AM under a time brokerage agreement effective November 5, 1998.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS RELATED TO THE COMPLETED TRANSACTIONS HISTORICAL

(3) The Completed Transactions historical condensed combined statement of operations for the year ended December 31, 1998 are summarized below:

                                                                  ACQUISITIONS
                            -----------------------------------------------------------------------------------------
                                                           MARTIN AS
                                                          ADJUSTED FOR                                      OTHER
                             CAPSTAR/SFX                   COMPLETED       PRIMEDIA        WHITECO         OUTDOOR
                            TRANSACTIONS    WWDC-FM/AM       MARTIN       ACQUISITION    ACQUISITION    ACQUISITIONS
       YEAR ENDED            HISTORICAL     HISTORICAL    TRANSACTIONS    HISTORICAL      HISTORICAL     HISTORICAL
    DECEMBER 31, 1998       1/1-12/31 (a)   1/1-6/1 (b)   1/1-7/31 (c)   1/1-10/23 (d)   1/1-12/1 (e)   1/1-12/31 (f)
    -----------------       -------------   -----------   ------------   -------------   ------------   -------------
Gross revenues...........      $34,324        $4,273        $54,472         $12,797        $128,565        $ 7,022
Less: agency
 commissions.............       (4,302)         (528)        (5,768)         (3,358)         (8,973)        (2,319)
                               -------        ------        -------         -------        --------        -------
Net revenues.............       30,022         3,745         48,704           9,439         119,592          4,703
Operating expenses
 excluding depreciation
 and amortization........       18,464         2,158         23,751           5,363          60,587          3,983
Depreciation and
 amortization............       21,435            45         16,068           2,350          10,342            692
Corporate general and
 administrative..........           --            --            924           2,794           6,759          1,817
Profit participation
 fee.....................           --            --             --              --           2,164             --
                               -------        ------        -------         -------        --------        -------
Operating income
 (loss)..................       (9,877)        1,542          7,961          (1,068)         39,740         (1,789)
Interest expense.........           --            62         11,189           1,972              35            197
Interest income..........           --           (18)          (381)             --             (58)            (4)
Gain on disposition of
 assets..................           --            --             --              --              --         (3,158)
Other (income) expense...           --           (49)          (557)             24          (1,082)           105
                               -------        ------        -------         -------        --------        -------
Income (loss) before
 income taxes............       (9,877)        1,547         (2,290)         (3,064)         40,845          1,071
Income tax expense.......           --            --             --              --              --             --
                               -------        ------        -------         -------        --------        -------
Net income (loss)........       (9,877)        1,547         (2,290)         (3,064)         40,845          1,071
Preferred stock
 dividends...............           --            --             --              --              --             --
                               -------        ------        -------         -------        --------        -------
Income (loss)
 attributable to common
 stock...................      $(9,877)       $1,547        $(2,290)        $(3,064)       $ 40,845        $ 1,071
                               =======        ======        =======         =======        ========        =======

                           ACQUISITIONS            DISPOSITIONS
                           -------------   ----------------------------
                                             WBAB-FM
                                             WBLI-FM
                             CLEVELAND       WGBB-AM         CHICAGO         COMPANY
                           ACQUISITIONS      WHFM-FM       DISPOSITION      COMPLETED
       YEAR ENDED           HISTORICAL      HISTORICAL     HISTORICAL      TRANSACTIONS
    DECEMBER 31, 1998      1/1-12/31 (g)   1/1-5/29 (h)   1/1-12/31 (i)     HISTORICAL
    -----------------      -------------   ------------   -------------    ------------
Gross revenues...........     $36,432        $(5,063)       $(11,530)        $261,292
Less: agency
 commissions.............      (4,859)           514           1,221          (28,372)
                              -------        -------        --------         --------
Net revenues.............      31,573         (4,549)        (10,309)         232,920
Operating expenses
 excluding depreciation
 and amortization........      20,962         (3,331)        (13,271)         118,666
Depreciation and
 amortization............         861             --            (592)          51,201
Corporate general and
 administrative..........         481             --              --           12,775
Profit participation
 fee.....................          --             --              --            2,164
                              -------        -------        --------         --------
Operating income
 (loss)..................       9,269         (1,218)          3,554           48,114
Interest expense.........         307             --              --           13,762
Interest income..........        (182)            --              --             (643)
Gain on disposition of
 assets..................          --                             --           (3,158)
Other (income) expense...         867             --              --             (692)
                              -------        -------        --------         --------
Income (loss) before
 income taxes............       8,277         (1,218)          3,554           38,845
Income tax expense.......          --             --              --               --
                              -------        -------        --------         --------
Net income (loss)........       8,277         (1,218)          3,554           38,845
Preferred stock
 dividends...............          --             --              --               --
                              -------        -------        --------         --------
Income (loss)
 attributable to common
 stock...................     $ 8,277        $(1,218)       $  3,554         $ 38,845
                              =======        =======        ========         ========

---------------

(a) On February 20, 1998, the Company entered into an agreement to acquire from Capstar KTXQ-FM and KBFB-FM in Dallas/Ft. Worth, KODA-FM, KKRW-FM and KQUE-AM in Houston, KPLN-FM and KYXY-FM in San Diego and WDRV-FM, WJJJ-FM, WXDX-FM and WDVE-FM in Pittsburgh (collectively, the "Capstar/SFX Stations") for an aggregate purchase price of approximately $637,500 in a series of purchases and exchanges over a period of three years (the "Capstar/ SFX Transaction"). The Company also provided a loan to Capstar in the principal amount of $150,000 as part of the Capstar/SFX Transaction. The Capstar/SFX Stations were acquired by Capstar as part of Capstar's acquisition of SFX on May 29, 1998. This adjustment reflects the following aspects of the Capstar/SFX Transaction:

     (i) On May 29, 1998, the Company exchanged WAPE-FM and WFYV-FM in Jacksonville (valued at $53,000) for Capstar station KODA-FM in Houston. As part of the KODA-FM transaction, the Company also paid cash of $90,250 to the owners of KVET-AM, KVET-FM and KASE-FM, who simultaneously transferred such stations to Capstar. Thus, this adjustment records the results of operations of KODA-FM for the period January 1, 1998 to May 29, 1998. Chancellor entered into a time brokerage agreement to sell substantially all of the broadcast time of WAPE-FM and WFYV-FM effective July 1, 1996. Therefore, the results of operations of WAPE-FM and WFYV-FM are not included in the Company's historical condensed statement of operations for the year ended December 31, 1998.


     (ii) The Company began operating the remaining ten Capstar/SFX stations under time brokerage agreements effective May 29, 1998 pending the consummation of the Capstar merger. Thus, this adjustment records the results of operations of the ten Capstar/SFX stations and the related LMA fee payment to Capstar of $20,594 for the period January 1, 1998 to May 29, 1998.


     (iii) On February 1, 1999, the Company began operating WKNR-FM in Cleveland under a time brokerage agreement with Capstar, pending the consummation of the Capstar merger. WKNR-FM was acquired by Capstar as part of Capstar's acquisition of SFX on May 29, 1998. Therefore, in addition to the above items, this adjustment records the results of operations of WKNR-FM for the year ended December 31, 1998.


     The Capstar stations currently operated under time brokerage agreements will be acquired by Chancellor Media as part of its pending merger with Capstar. The Company intends to continue operating these stations under time brokerage agreements and paying LMA fees to Capstar subsequent to consummation of Chancellor Media's merger with Capstar.

(b) On June 1, 1998, the Company acquired WWDC-FM/AM in Washington, D.C. from Capitol Broadcasting Company and its affiliates for $74,062 in cash (including $2,062 for the purchase of the stations' accounts receivable) plus various other direct acquisition costs.

(c) On July 31, 1998, the Company acquired Martin Media and certain affiliated companies for a total purchase price of $615,117 which consisted of $612,848 in cash including various other direct acquisition costs and the assumption of notes payable of $2,270. Martin is an outdoor advertising company with over 13,700 billboards and outdoor displays in 12 states serving 23 markets. As part of the Martin transaction, the Company acquired an asset purchase agreement with Kunz & Company and paid an additional $6,000 in cash for a purchase option deposit previously paid by Martin.

     Martin's historical condensed combined statements of operations for the year ended December 31, 1998 and pro forma adjustments related to the significant transactions completed by Martin prior to the acquisition of Martin (the "Completed Martin Transactions") are summarized below.

                                                                   OTHER        PRO FORMA         MARTIN AS
                                                                 COMPLETED     ADJUSTMENTS         ADJUSTED
                                                    MARTIN         MARTIN        FOR THE             FOR
                                                  ACQUISITION   ACQUISITIONS    COMPLETED         COMPLETED
                                                  HISTORICAL     HISTORICAL       MARTIN            MARTIN
          YEAR ENDED DECEMBER 31, 1998             1/1-7/31     1/1-7/31(i)    TRANSACTIONS      TRANSACTIONS
          ----------------------------            -----------   ------------   ------------      ------------
Gross revenues..................................    $52,345        $2,127         $   --           $54,472
Less: agency commissions........................     (5,612)         (156)            --            (5,768)
                                                    -------        ------         ------           -------
Net revenues....................................     46,733         1,971             --            48,704
Operating expenses excluding depreciation and
  amortization..................................     22,845           906             --            23,751
Depreciation and amortization...................     14,694            88          1,286(ii)        16,068
Corporate general and administrative............      2,919            --         (1,995)(iii)         924
                                                    -------        ------         ------           -------
Operating income................................      6,275           977            709             7,961
Interest expense................................     10,781            --            408(iv)        11,189
Interest income.................................       (381)           --             --              (381)
Other (income) expense..........................       (571)           14             --              (557)
                                                    -------        ------         ------           -------
Net income (loss)...............................    $(3,554)       $  963         $  301           $(2,290)
                                                    =======        ======         ======           =======

-------------------------

  (i) Prior to July 31, 1998, Martin acquired approximately 1,636 billboards and outdoor displays in various transactions for approximately $12,246.

  (ii) Reflects the adjustment to record incremental amortization of $1,286 for the period January 1, 1998 to July 31, 1998 related to the Completed Martin Transactions based upon an estimated average life of 5 years used by Martin for intangible assets. Historical depreciation expense of the Completed Martin Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

  (iii)On July 31, 1997, Martin paid $6,000 to Kunz for an option to purchase approximately 1,000 display faces from its Kunz Outdoor Advertising division for $33,289 in cash plus various other direct acquisition costs. Martin began operating these 1,000 display faces under a management agreement effective July 31, 1997. Pursuant to the management agreement, Martin paid a management fee of $285 per month to Kunz. Reflects the elimination of management fees paid by Martin to Kunz of $1,995 for the period January 1, 1998 through July 31, 1998.

  (iv) Reflects the adjustment to increase interest expense by $408 in connection with the consummation of the Completed Martin Transactions based upon additional bank borrowings of $12,246 at 8.5%.

(d) On October 23, 1998, the Company acquired Primedia Broadcast Group, Inc. and certain of its affiliates, which own and operate eight FM stations in Puerto Rico, for a purchase price of $75,619 including various other direct acquisition costs.

(e) On December 1, 1998, the Company acquired the assets and working capital of the outdoor advertising division of Whiteco Industries, Inc., including approximately 22,500 billboards and outdoor displays in 34 states, for $981,698 in cash including various other direct acquisition costs.

(f) Other outdoor acquisitions consist of (i) approximately 670 billboards and outdoor displays acquired in 1998 for approximately $23,582; (ii) approximately 4,500 outdoor display faces acquired from Triumph for approximately $37,006 in cash including working capital in January and February 1999 and (iii) approximately 100 additional billboards and outdoor displays acquired for approximately $8,198 subsequent to January 1, 1999.

(g) On January 28, 1999, the Company acquired Wincom Broadcasting Corporation which owns WQAL-FM in Cleveland. The Company had previously been operating WQAL-FM under a time brokerage agreement effective October 1, 1998. On February 2, 1999, the Company acquired five additional radio stations in Cleveland including (i) WDOK-FM and WRMR-AM from Independent Group Limited Partnership, (ii) WZAK-FM from Zapis Communications and (iii) Zebra Broadcasting Corporation which owns WZJM-FM and WJMO-AM. The six Cleveland stations were acquired for an aggregate purchase price of $283,758 in cash including working capital, subject to certain adjustments.

(h) Chancellor began programming WBAB-FM, WBLI-FM, WGBB-AM and WHFM-FM in Long Island under a time brokerage agreement effective July 1, 1996. On May 29, 1998, as part of the Capstar/ SFX Transaction, the Company's time brokerage agreements regarding the Long Island properties were terminated. The Company's historical condensed statement of operations for the year ended December 31, 1998 includes the results of operations of WBAB-FM, WBLI-FM, WGBB-AM and WHFM-FM in Long Island for January 1, 1998 through May 29, 1998.

(i) On April 16, 1999, the Company sold WMVP-AM in Chicago to ABC, Inc. for $21,000 in cash. The Company entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM effective September 10, 1998.

(4) Reflects incremental amortization related to the Completed Transactions and is based on the following allocation to intangible assets:

                                                                                                                 ADJUSTMENT
                                                      INCREMENTAL                                  HISTORICAL     FOR NET
                                                      AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    INCREASE
             YEAR ENDED DECEMBER 31, 1998              PERIOD(A)     ASSETS, NET     EXPENSE        EXPENSE      (DECREASE)
             ----------------------------             ------------   -----------   ------------   ------------   ----------
   Denver Acquisition(b)............................    1/1-1/30     $   24,589      $   137        $    --       $   137
   Bonneville Option(b).............................     1/1-4/3        186,349        3,209             --         3,209
   KODA-FM(b).......................................    1/1-5/29         93,294        2,574            656         1,918
   WWDC-FM/AM(b)....................................     1/1-6/1         64,338        1,799             --         1,799
   Martin Acquisitions(c)...........................    1/1-7/31        264,803        6,618         12,994        (6,376)
   Other 1998 Outdoor Acquisitions(c)...............    1/1-8/31          8,782          146             --           146
   Primedia Acquisition(b)..........................   1/1-10/23         69,361        3,763          1,765         1,998
   Kunz Option(c)...................................   1/1-11/13         13,414          292             --           292
   Whiteco Acquisition(c)...........................    1/1-12/1        212,044        4,874          5,826          (952)
   Other 1999 Outdoor Acquisitions(c)...............   1/1-12/31         25,110          628            162           466
   Cleveland Acquisitions(b)........................   1/1-12/31        309,903       20,660            561        20,099
                                                                     ----------      -------        -------       -------
           Total....................................                 $1,271,987      $44,700        $21,964       $22,736
                                                                     ==========      =======        =======       =======

-------------------------

     (a) The incremental amortization period represents the period of the year that the acquisition was not completed. Actual amortization may differ based upon final purchase price allocations.

     (b) Intangible assets for the radio acquisitions consist primarily of FCC licenses which are amortized on a straight-line basis over an estimated average life of 15 years.

     (c) Intangible assets for the outdoor acquisitions consist primarily of goodwill which is amortized on a straight-line basis over an estimated average life of 40 years, except for the acquisition of Martin which includes non-compete agreements of $27,000 which are amortized on a straight-line basis over 5 years. The Martin goodwill of $237,803 includes $98,042 resulting from the recognition of deferred tax liabilities.

(5) Historical depreciation expense of the completed radio acquisitions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation may differ based upon final purchase price allocations. The following adjustments reflect incremental depreciation related to the completed outdoor acquisitions and are based on the following allocation to property and equipment:

                                                   INCREMENTAL     PROPERTY AND                    HISTORICAL    ADJUSTMENT
                                                   DEPRECIATION     EQUIPMENT,     DEPRECIATION   DEPRECIATION    FOR NET
            YEAR ENDED DECEMBER 31, 1998            PERIOD(A)         NET(A)        EXPENSE(A)      EXPENSE       INCREASE
            ----------------------------           ------------   --------------   ------------   ------------   ----------
   Martin Acquisition............................    1/1-7/31       $  431,253       $16,771         $3,074       $13,697
   Kunz Option...................................   1/1-11/13           26,849         1,556             --         1,556
   Other 1998 Outdoor Acquisitions...............   1/1-11/17           14,815           734             --           734
   Whiteco Acquisition...........................    1/1-12/1          748,940        45,907          4,516        41,391
   Other 1999 Outdoor Acquisitions...............   1/1-12/31           18,335         1,222            530           692
                                                                    ----------       -------         ------       -------
           Total.................................                   $1,240,192       $66,190         $8,120       $58,070
                                                                    ==========       =======         ======       =======

     --------------------

     (a) Property and equipment consists primarily of advertising structures and is depreciated on a straight-line basis over an estimated average 15 year life. The incremental depreciation period represents the period of the year that the acquisition was not completed.

(6) Reflects the elimination of management fees paid by the Company to Kunz of $570 for the period August 1, 1998 through September 30, 1998 in connection with the Kunz Option.

(7) Reflects the elimination of the profit participation fee paid by Whiteco to Metro Management Associates of $2,164 for the year ended December 31, 1998.

(8) Reflects the adjustment to interest expense in connection with the consummation of the Completed Transactions, the Company's 1998 Equity Offering completed on March 13, 1998, the repurchase of CMCLA's 12% exchange debentures on June 10, 1998, the repurchase of CMCLA's 12 1/4% exchange debentures on August 19, 1998, the offering by CMCLA of the 9% Notes on September 30, 1998 and the offering by CMCLA of the 8% Senior Notes on November 17, 1998:

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                                     1998
                                                                 ------------
   Additional bank borrowings related to completed
     acquisitions..............................................   $2,292,899
                                                                  ==========
   Interest expense at 7.0%....................................   $  123,693
   Less: historical interest expense related to completed
     acquisitions..............................................      (13,762)
                                                                  ----------
   Net increase in interest expense............................      109,931
   Reduction in interest expense on bank debt related to the
     application of net proceeds of the following at 7.0%:
     Proceeds from the March 13, 1998 equity offering used to
        reduce bank borrowings by $673,000.....................       (9,553)
     CMCLA 9% Senior Subordinated Notes issuance on September
        30, 1998 for net proceeds of $730,000..................      (38,325)
     CMCLA 8% Senior Notes issuance on November 17, 1998 for
        net proceeds of $730,000...............................      (44,996)
   Interest expense on borrowings of $262,495 to finance the
     repurchase of CMCLA's 12% exchange debentures on June 10,
     1998......................................................        8,167
   Interest expense on borrowings of $143,836 to finance the
     repurchase of CMCLA's 12 1/4% exchange debentures on
     August 19, 1998...........................................        6,405
   Interest expense on CMCLA's $750,000 9% Senior Subordinated
     Notes issued September 30, 1998...........................       50,625
   Interest expense on CMCLA's $750,000 8% Senior Notes issued
     November 17, 1998.........................................       52,833
   Elimination of historical interest expense on the CMCLA 12%
     Subordinated Exchange Debentures from May 13, 1998 through
     June 10, 1998.............................................       (1,976)
   Elimination of historical interest expense on the CMCLA
     12 1/4% Subordinated Exchange Debentures from July 23,
     1998 through August 19, 1998..............................       (1,138)
                                                                  ----------
   Total adjustment for net increase in interest expense.......   $  131,973
                                                                  ==========

(9)  Reflects the tax effect of the pro forma adjustments.

(10) Reflects the elimination of preferred stock dividends on the 12% Preferred Stock and the 12 1/4% Preferred Stock of $17,601 for the year ended December 31, 1998, in connection with the exchange of the 12% Preferred Stock and 12 1/4% Preferred Stock into 12% Debentures and 12 1/4% Debentures, respectively, and the subsequent repurchase of all the 12% Debentures and 12 1/4% Debentures.

ADJUSTMENTS TO UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE PENDING TRANSACTION

(11) The detail of the historical financial data of the company to be acquired in the Pending Transaction for the year ended December 31, 1998 has been obtained from the historical financial statements of the respective companies and is summarized below:

                                                                            PRO FORMA
                                                             PHOENIX       ADJUSTMENTS      COMPANY
                                                           ACQUISITION       FOR THE       PRO FORMA
                       YEAR ENDED                           HISTORICAL       PENDING        PENDING
                   DECEMBER 31, 1998                      1/1 - 12/31(a)   TRANSACTION    TRANSACTION
                   -----------------                      --------------   ------------   ------------
Gross revenues..........................................     $12,052         $     --       $12,052
Less: agency commissions................................      (1,329)              --        (1,329)
                                                             -------         --------       -------
Net revenues............................................      10,723               --        10,723
Operating expenses excluding depreciation and
  amortization..........................................       6,150               --         6,150
Depreciation and amortization...........................         188            5,796(b)      5,984
                                                             -------         --------       -------
Operating income (loss).................................       4,385           (5,796)       (1,411)
Interest expense........................................         332            6,300(c)      6,632
                                                             -------         --------       -------
Income (loss) before income taxes.......................       4,053          (12,096)       (8,043)
Income tax expense (benefit)............................          --           (3,378)(d)    (3,378)
                                                             -------         --------       -------
Net income (loss).......................................     $ 4,053         $ (8,718)      $(4,665)
                                                             =======         ========       =======

-------------------------

(a) On September 15, 1998, the Company entered into an agreement to acquire KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc. for $90,000 in cash. The Company began operating KKFR-FM and KFYI-AM under a time brokerage agreement effective November 5, 1998.

(b) Reflects incremental amortization related to the assets acquired in the Pending Transaction and is based on the allocation of the total consideration as follows:

PENDING TRANSACTION             INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
YEAR ENDED                      AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
DECEMBER 31, 1998                PERIOD(I)        NET        EXPENSE(I)      EXPENSE       INCREASE
-------------------             ------------   ----------   ------------   ------------   ----------
Phoenix Acquisition...........   1/1-12/31      $88,229        $5,882          $ 86         $5,796
                                                -------        ------          ----         ------

-------------------------

       (i) Intangible assets are amortized on a straight-line basis over an estimated average 15 year life. The incremental amortization period represents the period of the year that the acquisition was not completed.

     Historical depreciation expense of the Pending Transaction is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(c) Reflects the adjustment to interest expense in connection with the consummation of the Pending Transaction:

                                                                  YEAR
                                                                 ENDED
                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
Additional bank borrowings related to:
  Pending Acquisition.......................................    $ 90,000
                                                                --------
  Interest expense at 7.0%..................................    $  6,300
                                                                ========

(d)  Reflects the tax effect of the pro forma adjustments.